                                                                    Exhibit 10.9

                         SUMMARY OF BASIC LEASE TERMS
                         ----------------------------


SECTION                                      TERMS
(LEASE REFERENCE)

     A.            Lease Reference Date: October 27, 1997
                   -------------------------------------

(Introduction)

     B.            Landlord:       Silicon Valley Properties, LLC
                   --------
(Introduction)                     a Delaware limited liability company

     C.            Tenant:         Symphonix Devices, Inc., a California
                   ------
(Introduction)                     corporation

     D.            Premises:       That area consisting of 30,460 square feet
                   --------
((S)1.21)                          of gross leasable area the address of which
                                   is 2331 Zanker Road, San Jose, California
                                   95131, within the Building as outlined in
                                   Exhibit A.
                                   ---------

     E.            Project:        The land and improvements shown on Exhibit A
                   -------                                            ---------
((S)1.22)                          consisting of Five (5) buildings the
                                   aggregate gross leasable area of which is 203,500 square feet.

     F.            Building:       The building in which the Premises are
                   --------
((S)1.7)                           located known as 2331-2333 Zanker road,
                                   Building E, San Jose, California 95131
                                   containing 46,860 square feet of gross
                                   leasable area.

     G.            Tenant's Share: 14.97% of the Project (30,460/203,500)
                   --------------
((S) 1.29)                         65.00% of the Building (30,460/46,860)


     H.            Tenant's Allocated Parking Stalls:  121 stalls.
                   ---------------------------------
((S) 4.5)

     I.            INTENTIONALLY DELETED
((S) 1.26)

     J.            Lease Term:  60 calendar months (plus the partial month
                   ----------
((S) 1.18)                       following the Commencement Date if such date is
                                 not the first day of a month. SEE ADDENDUM NO.
                                                               ---------------
                                 1 TO LEASE FOR EXTENSION PROVISIONS.
                                 -----------------------------------

     K.            Base Monthly Rent: See following rental structure (based on
                   -----------------
((S)3.1))          5% annual increases):
                   01/01/98-12/31/98: $1.50 per square foot-$45,690.00 per month
                   01/01/99-12/31/99: $1.58 per square foot-$47,974.50 per month
                   01/01/00-12/31/00: $1.65 per square foot-$50,373.23 per month
                   01/01/01-12/31/01: $1.74 per square foot-$52,891.89 per month
                   01/01/02-12/31/02: $1.82 per square foot-$55,536.48 per month

     L.            Prepaid Rent: $45,690.00
                   ------------
((S) 3.3)

     M.            Security Deposit:  $299,216.48
                   ----------------
((S) 3.5)          SEE ADDENDUM NO. 1 TO LEASE FOR LETTER OF CREDIT PROVISIONS.
                   ------------------------------------------------------------

     N.            Permitted Use: General administrative office, marketing,
                   -------------
((S) 4.1)          research and development, light manufacturing, distribution, and warehousing of medical and related devices or such other industries reasonably approved in writing by Landlord.

     O.            Permitted Tenant's Alterations limit:  $10,000.00
                   ------------------------------------
((S) 5.2)

     P.            Tenant's Liability Insurance Minimum: $2,000,000.00
                   ------------------------------------
((S) 9.1)

     Q.             Landlord's Address:  2290 North First Street, Suite 108
                    ------------------
((S) 1.3)                                San Jose, California 95131

     R.             Tenant's Address:    3047 Orchard Parkway
                    -----------------
((S) 1.3)                                San Jose, California 95134

     S.             Retained Real Estate Brokers:  Colliers Parrish
                    ----------------------------
((S) 15.13)                                        International, Inc.

     T.             Lease:    This Lease includes the summary of the Basic Lease
                    -----
((S) 1.17)                    Terms, the Lease, and the following exhibits and
                              addenda, Exhibit A (site plan of the Project
                                       ---------
                              containing description of the Premises),
                              Exhibit B (Improvement Agreement), Exhibit C
                              ---------                          ---------
                              (Intentionally Deleted), Exhibit D (Acknowledgment
                                                       ---------
                              of Commencement Date), Exhibit E (Intentionally
                                                     ---------
                              Deleted), Exhibit F (sign criteria), Exhibit G
                                        ---------                  ---------
                              (Intentionally Deleted), Exhibit H (Hazardous
                                                       ---------
                              Materials Questionnaire), and Addendum No. 1, all of which are attached hereto and incorporated herein by this reference.

     The foregoing Summary is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any term of the Summary shall mean the respective information set forth above and shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between the Summary and the Lease, the Summary shall control.

LANDLORD:
                                                TENANT:

SILICON VALLEY PROPERTIES, L.L.C.
a Delaware limited liability company            SYMPHONIX DEVICES, INC.
                                                a California corporation
By:  Divco SVP Group, LLC,
     a Delaware limited liability company       By:     ______________________
     Its Manager                                        Harry Robbins
                                                Title:  President
     By:  __________________________
     Name:  Scott Smithers                      Dated:  October __, 1997
     Its:   President

Dated:  October __, 1997

                                     LEASE


     This Lease is dated as of the lease reference date specified in Section A
                                                                     ---------
of the Summary and is made by and between the party identified as Landlord in Section B of the Summary and the party identified as Tenant in Section C of the
---------                                                      ---------
Summary.


                                   ARTICLE 1
                                   ---------

                                  DEFINITIONS
                                  -----------

     1.1   General:  Any initially capitalized term that is given a special
           -------
meaning by this Article 1, the Summary, or by any other provision of this Lease (including the exhibits attached hereto) shall have such meaning when used in this Lease or any addendum or amendment hereto unless otherwise clearly indicated by the context.

     1.2   Additional Rent:  The term "Additional Rent" is defined in (P)3.2.
           ---------------

     1.3   Address for Notices:  The term "Address for Notices" shall mean the
           -------------------
addresses set forth in Sections Q and R of the Summary; provided, however, that
                       ----------------
after the Commencement Date, Tenant's Address for Notices shall be the address of the Premises.

     1.4   Agents:  The term "Agents" shall mean the following: (i) with respect
           ------
to Landlord or Tenant, the agents, employees and contractors of such party; and
(ii) in addition with respect to Tenant, Tenant's subtenants and their respective agents, employees and contractors.

     1.5   Agreed Interest Rate:  The term "Agreed Interest Rate" shall mean
           --------------------
that interest rate determined as of the time it is to be applied that is equal to the lesser of (i) 5% in excess of the discount rate established by the Federal Reserve Bank of San Francisco as it may be adjusted from time to time, or (ii) the maximum interest rate permitted by Law.

     1.6   Base Monthly Rent:  The term "Base Monthly Rent" shall mean the fixed
           -----------------
monthly rent payable by Tenant pursuant to (P)3.1 which is specified in Section
                                                                        -------
K of the Summary.
-

     1.7   Building:  The term "Building" shall mean the building in which the
           --------
Premises are located which Building is identified in Section F of the Summary,
                                                     ---------
the gross leasable area of which is referred to herein as the "Building Gross Leasable Area."

     1.8   Commencement Date:  The term "Commencement Date" is the date the
           -----------------
Lease Term commences, which term is defined in (P)2.2.

     1.9   Common Area:  The term "Common Area" shall mean all areas and
           -----------
facilities within the Project that are not designated by Landlord for the exclusive use of Tenant or any other lessee or other occupant of the Project, including the parking areas, access and perimeter roads, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas and the like.

     1.10  Common Operating Expenses:  The term "Common Operating Expenses" is
           -------------------------
defined in (P)8.2.

     1.11  Consumer Price Index:  INTENTIONALLY DELETED.
           --------------------

     1.12  Effective Date:  The term "Effective Date" shall mean the date the
           --------------
last signatory to this Lease whose execution is required to make it binding on the parties hereto shall have executed this Lease.

     1.13  Event of Tenant's Default:  The term "Event of Tenant's Default" is
           -------------------------
defined in (P)13.1.

     1.14  Hazardous Materials:  The terms "Hazardous Materials" and "Hazardous
           -------------------
Materials Laws" are defined in (P)7.2E.

     1.15  Insured and Uninsured Peril:  The terms "Insured Peril" and
           ---------------------------
"Uninsured Peril" are defined in (P)11.2E.

     1.16  Law:  The term "Law" shall mean any judicial decision, statute,
           ---
constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal or other government agency or authority having jurisdiction over the parties to this Lease or the Premises, or both, in effect either at the Effective Date or any time during the Lease Term.

     1.17  Lease:  The term "Lease" shall mean the Summary and all elements of
           -----
this Lease identified in Section T of the Summary, all of which are attached
                         ---------
hereto and incorporated herein by this reference.

     1.18  Lease Term:  The term "Lease Term" shall mean the term of this Lease
           ----------
which shall commence on the Commencement Date and continue for the period specified in Section J of the Summary.
             ---------

     1.19  Lender:  The term "Lender" shall mean any beneficiary, mortgagee,
           ------
secured party, lessor, or other holder of any Security Instrument.

     1.20  Permitted Use:  The term "Permitted Use" shall mean the use specified
           -------------
in Section N of the Summary.
   ---------

     1.21  Premises:  The term "Premises" shall mean that building area
           --------
described in Section D of the Summary that is within the Building.
             ---------

     1.22  Project:  The term "Project" shall mean that real property and the
           -------
improvements thereon which are specified in Section E of the Summary, the
                                            ---------
aggregate gross leasable area of which is referred to herein as the "Project Gross Leasable Area."

     1.23  Private Restrictions:  The term "Private Restrictions" shall mean all
           --------------------
recorded covenants, conditions and restrictions, private agreements, reciprocal easement agreements, and any other recorded instruments affecting the use of the Premises which (i) exist as of the Effective Date, or (ii) are recorded after the Effective Date and are approved by Tenant.

     1.24  Real Property Taxes:  The term "Real Property Taxes" is defined in
           -------------------
(P)8.3.

     1.25  Scheduled Commencement Date:  The term "Scheduled Commencement Date"
           ---------------------------
shall mean the date specified in Section I of the Summary.
                                 ---------

     1.26  Security Instrument:  The term "Security Instrument" shall mean
           -------------------
any underlying lease, mortgage or deed of trust which now or hereafter affects the Project, and any renewal, modification, consolidation, replacement or extension thereof.

     1.27  Summary:  The term "Summary" shall mean the Summary of Basic
           -------
Lease Terms executed by Landlord and Tenant that is part of this Lease.

     1.28  Tenant's Alterations:  The term "Tenant's Alterations" shall mean
           --------------------
all improvements, additions, alterations, and fixtures installed in the Premises by Tenant at its expense which are not Trade Fixtures and are not Tenant Improvements (as defined in Exhibit B attached hereto).
                            ---------

     1.29  Tenant's Share:  The term "Tenant's Share" shall mean the
           --------------
percentage obtained by dividing Tenant's Gross Leasable Area by the Building Gross Leasable Area (as defined in section 1.7 above) or the Project Gross Leasable Area (as defined in section 1.22 above), as applicable, which as of the Effective Date is the percentage identified in Section G of the Summary.
                                               ---------

     1.30  Trade Fixtures:  The term "Trade Fixtures" shall mean (i)
           --------------
Tenant's inventory, furniture, signs, equipment, any clean room equipment constructed, installed or placed in the Premises by or for Tenant and any personal property or furnishings of Tenant in the Premises, and (ii) anything affixed to the Premises by Tenant at its expense for purposes of trade, manufacture, ornament or domestic use (except replacement of similar work or material originally installed by Landlord) which can be removed without material injury to the Premises. Tenant shall be entitled to remove its Trade Fixtures at any time during the Term (or any Extension Period as defined in Addendum No.
1) of this Lease, including, without limitation, upon the termination of the Lease Term or any Extension Period, as applicable, and any damage caused by such removal by Tenant or Tenant's Agents shall be immediately repaired and restored by Tenant at its expense.

                                   ARTICLE 2
                                   ---------

                           DEMISE, CONSTRUCTION, AND
                           -------------------------
                                   ACCEPTANCE
                                   ----------

     2.1   Demise of Premises:  Landlord hereby leases to Tenant, and Tenant
           ------------------
leases from Landlord, for the Lease Term upon the terms and conditions of this Lease, the Premises together with (i) the non-exclusive right to use the number of Tenant's Allocated Parking Stalls within the Common Area (subject to the limitations set forth in (P)4.5), and (ii) the non-exclusive right to use the Common Area for ingress to and egress from the Premises. Landlord reserves the use of the exterior walls, the roof and the area beneath and above the Premises, together with the right to install, maintain, use, and replace ducts, wires, conduits and pipes leading through the Premises in locations which will not materially interfere with Tenant's use of the Premises.

     2.2   Commencement Date:  Pursuant to Exhibit B attached hereto, Tenant
           -----------------               ---------
is constructing all of the Tenant Improvements (including, without limitation, the Special Work and Electrical Upgrade as defined in Exhibit B). Accordingly,
                                                      ---------
concurrent with the complete execution and delivery of this Lease and receipt by Landlord of the Security Deposit and prepaid rent (the "Delivery Date"), Landlord shall deliver possession of the Premises to Tenant for the purpose of Tenant constructing the Tenant Improvements. The Lease Term and the obligation of Tenant to pay Base Monthly Rent and Additional Rent shall not commence until the Commencement Date. The "Commencement Date" shall be the earlier of : (i) the date the Tenant Improvements have been Substantially Completed, or (ii) January 1, 1998, subject to any delays caused by any "Landlord Delay" or Force Majeure Delay (as such terms are defined in Exhibit B attached hereto).
                                            ---------
Promptly after the Commencement Date, Landlord and

Tenant shall execute a written acknowledgment of the date of commencement in the form attached hereto as Exhibit D, appropriately completed
                        ---------

     2.3   Delivery of Possession:  If this Lease provides that Landlord must
           ----------------------
deliver possession of the Premises to Tenant on a certain date, then if Landlord is unable to deliver possession of the Premises to Tenant on or before such date for any reason whatsoever, this Lease shall not be void or voidable for a period of 30 days thereafter, and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, except that the outside date of January 1, 1998 specified in section 2.2 for the Commencement Date shall be delayed one (1) day for each day after the Delivery Date that possession is not delivered to Tenant as provided in section 2.2 above. Tenant acknowledges that it has had an opportunity to conduct, and has conducted, such inspections of the Premises as it deems necessary to evaluate its condition. Except as otherwise specifically provided herein, Tenant agrees to accept possession of the Premises in its then existing condition, "as-is", including all patent defects.

     2.4   Early Occupancy:  If Tenant enters or permits its contractors to
           ---------------
enter the Premises prior to the Commencement Date, it shall do so upon all of the terms of this Lease (including its obligations regarding indemnity and insurance) except those regarding the obligation to pay Base Monthly Rent and Additional Rent, which shall commence on the Commencement Date.

     2.5   Acceptance of Premises:  Landlord represents and warrants that as of
           ----------------------
the Effective Date (a) the roof, all structural portions of the Premises, plumbing, electrical (including all outlets), sprinklers and heating and air conditioning system for the Premises are in good working order and repair. If there is a breach of the foregoing representation and warranty within sixty (60) days after the Commencement Date and Tenant provides written notice to Landlord within said sixty (60) day period specifying the nature of the breach, then Landlord, at its expense, shall promptly rectify such breach in a manner reasonably determined by Landlord. The failure of Tenant to provide written notice of such breach of the warranties set forth above within the specified time periods shall be conclusively deemed that no such breach occurred.
Tenant's acceptance of the Premises shall not be deemed a waiver of Tenant's right to have latent defects in the roof structure, foundation, footings, floor slab and exterior and load bearing walls repaired at Landlord's expense; provided that Tenant shall give notice to Landlord promptly after Tenant has knowledge of such defect or such defect becomes reasonably apparent. Landlord agrees to assign to Tenant during the Lease Term any warranty from any vendor with respect to the Premises which is applicable to the Premises and will reduce Tenant's maintenance obligations under this Lease, subject to Landlord's right to retain an interest in such warranty if Tenant does not enforce such warranty. Such assignment is made without representation or warranty as to the assignability, existence or validity of any such warranty.

                                   ARTICLE 3
                                   ---------

                                      RENT
                                      ----

     3.1   Base Monthly Rent:  Commencing on the Commencement Date and
           -----------------
continuing throughout the Lease Term, Tenant shall pay to Landlord the Base Monthly Rent set forth in Section K of the Summary.
                          ---------

     3.2   Additional Rent:  Commencing on the Commencement Date and
           ---------------
continuing throughout the Lease Term, Tenant shall pay the following as additional rent (the "Additional Rent"): (i) any late charges or interest due Landlord pursuant to (P)3.4; (ii) Tenant's Share of Common Operating Expenses as provided in (P)8.1; (iii) Landlord's share of any Subrent received by Tenant upon certain assignments and sublettings as required by (P)14.1; (iv) any legal fees and costs due Landlord pursuant to (P)15.9; and (v) any other charges due Landlord pursuant to this Lease.

     3.3   Payment of Rent:  Concurrently with the execution of this Lease by
           ---------------
both parties, Tenant shall pay to Landlord the amount set forth in Section L of
                                                                   ---------
the Summary as prepayment of rent for credit against the first installment(s) of Base Monthly Rent. All rent required to be paid in monthly installments shall be paid in advance on the first day of each calendar month during the Lease Term. If Section K of the Summary provides that the Base Monthly Rent is to be
          ---------
increased during the Lease Term and if the date of such increase does not fall on the first day of a calendar month, such increase shall become effective on the first day of the next calendar month. All rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever (except as specifically provided in (P)11.4 and (P)12.3), and without any prior demand therefor. Rent shall be paid to Landlord at its address set forth in Section Q of the Summary, or at such other place as Landlord may
         ---------
designate from time to time. Tenant's obligation to pay Base Monthly Rent and Tenant's Share of Common Operating Expenses shall be prorated at the commencement and expiration of the Lease Term.

     3.4   Late Charge and Interest on Rent in Default:  If any Base Monthly
           -------------------------------------------
Rent or Additional Rent is not received by Landlord from Tenant within three business days after Landlord has notified Tenant in writing that payment of such rent has not been received by Landlord, then Tenant shall immediately pay to Landlord a late charge equal to 5% of such delinquent rent as liquidated damages for Tenant's failure to make timely payment. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay any rent due under this Lease in a timely fashion, including any right to terminate this Lease pursuant to (P)13.2B. If any rent remains delinquent for a period in excess of 30 days then, in addition to such late charge, Tenant shall pay to Landlord interest on any rent that is not paid when due at the Agreed Interest Rate following the date such amount became due until paid.

     3.5   Security Deposit:  On the Effective Date, Tenant shall deposit
           ----------------
with Landlord the amount set forth in Section M of the Summary as security for
                                      ---------
the performance by Tenant of its obligations under this Lease, and not as prepayment of rent (the "Security Deposit"). Landlord may from time to time apply such portion of the Security Deposit as is reasonably necessary for the following purposes: (i) to remedy any default by Tenant in the payment of rent or in the performance of any obligation; (ii) to clean the Premises upon termination of the Lease if Tenant is required to so clean the Premises and fails to do so to the extent required under this Lease; and (iii) to remedy any other default of Tenant. In the event the Security Deposit or any portion thereof is so used, Tenant agrees to pay to Landlord promptly upon demand an amount in cash sufficient to restore the Security Deposit to the full original amount. Landlord shall not be deemed a trustee of the Security Deposit, may use the Security Deposit in business, and shall not be required to segregate it from its general accounts. Tenant shall not be entitled to any interest on the Security Deposit. If Landlord transfers the Premises during the Lease Term, Landlord may pay the Security Deposit to any transferee of Landlord's interest in conformity with the provisions of California Civil Code Section 1950.7 and/or any successor statute, in which event the transferring Landlord will be released from all liability for the return of the Security Deposit.

                                   ARTICLE 4
                                   ---------

                                USE OF PREMISES
                                ---------------

     4.1   Limitation on Use:  Tenant shall use the Premises solely for the
           -----------------
Permitted Use specified in Section N of the Summary.  Tenant shall not do
                           ---------
anything in or about the Premises which will (i) cause structural injury to the Building, or (ii) cause damage to any part of the Building except to the extent reasonably necessary for the installation of Tenant's Trade Fixtures and Tenant's Alterations, and then only in a manner which has been first approved by Landlord in writing. Tenant shall not operate any equipment within the Premises which will (i) materially damage the Building or the Common Area, (ii) overload existing electrical systems or other mechanical equipment servicing the Building, (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning ("HVAC") equipment within or servicing the Building, or (iv) damage, overload or corrode the sanitary sewer system. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Tenant's use of the Premises shall be contained and disposed so that they do not (i) create an unreasonable fire or health hazard, (ii) damage the Premises, or (iii) result in the violation of any Law. Except as approved by Landlord, Tenant shall not change the exterior of the Building or install any equipment or antennas on or make any penetrations of the exterior or roof of the Building. Tenant shall not commit any waste in or about the Premises, and Tenant shall keep the Premises in a neat, clean, attractive and orderly condition, free of any nuisances. If Landlord designates a standard window covering for use throughout the Building, Tenant shall use this standard window covering to cover all windows in the Premises. Tenant shall not conduct on any portion of the Premises or the Project any sale of any kind, including any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale.

     4.2   Compliance with Regulations:  Tenant shall not use the Premises in
           ---------------------------
any manner which violates any Laws or Private Restrictions which affect the Premises. Tenant shall abide by and promptly observe and comply with all Laws and Private Restrictions. Tenant shall not use the Premises in any manner which will cause a cancellation of any insurance policy covering any improvements installed by Landlord at its expense or which poses an unreasonable risk of damage or injury to the Premises. Tenant shall not sell, or permit to be sold in or about the Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant shall comply with all reasonable requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters, which are necessary to maintain the insurance coverage carried by either Landlord or Tenant pursuant to this Lease, to the extent necessary due to Tenant's particular use of the Premises or Tenant's Alterations.
Notwithstanding the foregoing, Landlord represents and warrants to its knowledge that as of the Effective Date: (a) the Private Restrictions do not prohibit the permitted uses set forth in Section N of the Summary of Basic Lease Terms, and
(b) Landlord is not in receipt of notice of a violation of any Law pertaining to the Premises (provided that Landlord has informed Tenant that ADA must be completed as part of Landlord's "Special Work" as defined in Exhibit B attached hereto which shall be at Landlord's sole cost and expenses as provided in Exhibit B, and that due to the age of the Building there may be work required to comply with existing Laws in connection with the construction of the Tenant Improvements).

     4.3   Outside Areas:  No materials, supplies, tanks or containers,
           -------------
equipment, finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by Landlord for such use by Tenant.

     4.4   Signs:  Tenant shall not place on any portion of the Premises any
           -----
sign, placard, lettering in or on windows, banner, displays or other advertising or communicative material which is visible from the exterior of the Building without the prior written approval of Landlord. All such approved signs shall strictly conform to all Laws, Private Restrictions, and Landlord's sign criteria attached as Exhibit F, and shall be installed at the expense of Tenant. Tenant
            ---------
shall maintain such signs in good condition and repair.

     4.5   Parking:  Tenant is allocated and shall have the non-exclusive
           -------
right to use not more than the number of Tenant's Allocated Parking Stalls contained within the Project described in Section H of the Summary for its use
                                          ---------
and the use of Tenant's Agents, the location of which may be designated from time to time by Landlord; provided, however, that Landlord agrees that it will exercise its rights under this section in a non-discriminatory manner so as not to unreasonably relocate such parking spaces in an unreasonable location. Tenant shall not at any time use more parking spaces than the number so allocated to Tenant or park its vehicles or the vehicles of others in any portion of the Project designated by Landlord as an exclusive parking area. Tenant shall not have the exclusive right to use any specific parking space. If Landlord grants to any other tenant the exclusive right to use any particular parking space(s), Tenant shall not use such spaces. Landlord reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or Tenant's Agents utilizing parking spaces in excess of the parking spaces allowed for Tenant's use to be towed away at Tenant's cost. All trucks and delivery vehicles shall be (i) parked at the rear of the Building, (ii) loaded and unloaded in a manner which does not interfere with the businesses of other occupants of the Project, and (iii) permitted to remain on the Project only so long as is reasonably necessary to complete loading and unloading. In the event Landlord elects or is required by any Law to limit or control parking in the Project, whether by validation of parking tickets or any other method of assessment, Tenant agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord. However, the parties hereby acknowledge and agree that Tenant's parking rights described in Section H of the Summary and Section 4.5 of this Lease are included in the Base Monthly Rent, and under no circumstances, including, without limitation, Landlord's institution of a validation or assessment program, shall Tenant be required to pay Landlord or Landlord's Agents any additional amount for said parking rights.

     4.6   Rules and Regulations:  Landlord may from time to time promulgate
           ---------------------
reasonable and nondiscriminatory rules and regulations applicable to all occupants of the Project for the care and orderly management of the Project and the safety of its tenants and invitees. Such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant, and Tenant agrees to abide by such rules and regulations, provided that such rules and regulations do not unreasonably interfere with tenant's use of or access to the Premises or Tenant's parking rights and do not materially increase Tenant's obligations or decrease Tenant's rights under this Lease. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible for the violation by any other tenant of the Project of any such rules and regulations.

                                   ARTICLE 5
                                   ---------

                         TRADE FIXTURES AND ALTERATIONS
                         ------------------------------

     5.1   Trade Fixtures:  Throughout the Lease Term, Tenant may provide and
           --------------
install, and shall maintain in good condition, any Trade Fixtures required in the conduct of its business in the Premises. All Tenant's Trade Fixtures and personal property installed in the Premises at Tenant's expense ("Tenant's Property") shall at all times remain Tenant's property and Tenant shall be entitled to all depreciation, amortization and other tax benefits with respect thereto. At any time Tenant may remove Tenant's Property (including the clean room equipment) from the Premises, provided Tenant repairs all damage caused by such removal. Landlord shall have no lien or other interest whatsoever in any item of Tenant's Property, or any portion thereof or interest therein located in the Premises or elsewhere, and Landlord hereby waives all such liens and interests. Within twenty (20) days following Tenant's request, Landlord shall execute documents in a form reasonably acceptable to Landlord and Tenant to evidence Landlord's waiver of any right, title, lien or interest in Tenant's Property located in the Premises.

     5.2   Tenant's Alterations:  Construction by Tenant of Tenant's
           --------------------
Alterations (not including the Tenant Improvements) shall be governed by the following:

           A. Tenant shall not construct any Tenant's Alterations or otherwise alter the Premises without Landlord's prior written approval. Landlord shall not unreasonably withhold its approval for any of Tenant's Alterations, unless any of Tenant's Alterations will affect (i) the roof, foundation or structural parts of the Building, (ii) the heating, air-conditioning or ventilation or life safety systems (except in the event of an emergency), (iii) the Common Areas or portions of the Building outside of the Premises, or (iv) require any additional work in addition to Tenant's proposed Tenant's Alteration in the Building or Project to comply with any Law (and Tenant is unwilling to pay for such additional work), in which case Landlord may withhold its approval in its sole and absolute discretion.. Tenant shall be entitled, without Landlord's prior approval, to make Tenant's Alterations (i) which do not affect the structural or exterior parts or water tight character of the Building, and (ii) the reasonably estimated cost of which, including, without limitation, the cost of all demolition of any part of the Premises removed or materially altered in connection with such Tenant's Alterations, together do not exceed the Permitted Tenant Alterations Limit specified in Section O of the Summary per work of
                                      ---------
improvement. In the event Landlord's approval for any Tenant's Alterations is required, Tenant shall not construct the Tenant's Alteration until Landlord has approved in writing the plans and specifications therefor, if any are required for obtaining any permits, and such Tenant's Alterations shall be constructed substantially in compliance with such approved plans and specifications by a licensed contractor first approved by Landlord, which approval shall not be unreasonably withheld or delayed. If Landlord's consent is required for any Tenant's Alteration and Landlord does not notify Tenant in writing of its approval or disapproval within fifteen (15) days following receipt by Landlord of Tenant's request for approval and supporting plans and specifications (if any are required), then Landlord shall be deemed to have disapproved the proposed Tenant's Alteration, unless Tenant provides a second notice requesting such consent and Landlord fails to respond within five (5) days after Landlord's receipt of such second notice, in which case Landlord shall be deemed to have approved of the proposed Tenant's Alteration. All Tenant's Alterations constructed by Tenant shall be constructed by a licensed contractor in accordance with all Laws using new materials of good quality.

          B. Tenant shall not commence construction of any Tenant's Alterations until (i) all required governmental approvals and permits have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant has given Landlord at least five days' prior written notice of its intention to commence such construction, and (iv) if reasonably requested by Landlord, Tenant has obtained contingent liability and broad form builders' risk insurance in an amount reasonably satisfactory to Landlord if there are any perils relating to the proposed construction not covered by insurance carried pursuant to Article 9.

          C. All Tenant's Alterations shall remain the property of Tenant during the Lease Term but shall not be altered or removed from the Premises. At the expiration or sooner termination of the Lease Term, all Tenant's Alterations shall be surrendered to Landlord as part of the realty and shall then become Landlord's property, and subject to Articles 11 and 12 of this Lease, Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof; provided, however, that if Landlord requires Tenant to remove any Tenant's Alterations, Tenant shall so remove such Tenant's Alterations prior to the expiration or sooner termination of the Lease Term. Notwithstanding the foregoing, Tenant shall not be obligated to remove any Tenant's Alterations with respect to which the following is true: (i) Tenant was required, or elected, to obtain the approval of Landlord to the installation of the Tenant's Alteration in question; (ii) at the time Tenant requested Landlord's approval, Tenant requested of Landlord in writing that Landlord inform Tenant of whether or not Landlord would require Tenant to remove such Tenant's Alteration at the expiration of the Lease Term; and (iii) at the time Landlord granted its approval, it did not inform Tenant that it would require Tenant to remove such Tenant's Alteration at the expiration of the Lease Term.

     5.3   Alterations Required by Law:  Tenant shall make any alteration,
           ---------------------------
addition or change of any sort to the Premises that is required by any Law because of (i) Tenant's particular use or change of use of the Premises; (ii) Tenant's application for any permit or governmental approval; or (iii) Tenant's construction or installation of any Tenant's Alterations or Trade Fixtures. Any other alteration, addition, or change required by Law which is not the responsibility of Tenant pursuant to the foregoing shall be made by Landlord (subject to Landlord's right to reimbursement from Tenant specified in (P)5.4).

     5.4   Amortization of Certain Capital Improvements:  Tenant shall pay
           --------------------------------------------
Additional Rent in the event Landlord reasonably elects or is required to make any of the following kinds of capital improvements to the Project and the cost thereof is not reimbursable as a Common Operating Expense: (i) capital improvements required to be constructed in order to comply with any Law (excluding any Hazardous Materials Law) not in effect or applicable to the Project as of the Effective Date; (ii) modification of existing or construction of additional capital improvements or building service equipment for the purpose of reducing the consumption of utility services or Common Operating Expenses of the Project; and (iii) replacement of capital improvements or building service equipment existing as of the Effective Date when required because of normal wear and tear to the extent it affects the Building or Common Area. The amount of Additional Rent Tenant is to pay with respect to each such capital improvement shall be determined as follows:

           A. All costs paid by Landlord to construct such improvements shall be amortized over the useful life of such improvement (as reasonably determined by Landlord in accordance with generally accepted accounting principles) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds to construct such improvements from an institutional lender, and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made. The parties hereby agree that if the existing HVAC system for the Premises (other than the changes and additions to the HVAC system completed as part of the Tenant Improvements) is replaced during the Lease Term, the useful life for such replacement shall be 15 years.

           B. As Additional Rent, Tenant shall pay at the same time the Base Monthly Rent is due an amount equal to Tenant's Share of that portion of such monthly amortization payment fairly allocable to the Building (as reasonably determined by Landlord) for each month after such improvements are completed until the first to occur of (i) the expiration of the Lease Term (as it may be extended), or (ii) the end of the term over which such costs were amortized.

     5.5   Mechanic's Liens:  Tenant shall keep all or any portion of Project
           ----------------
free from any liens, and shall pay when due all bills, arising out of any work performed, materials furnished, or obligations incurred by Tenant or Tenant's Agents relating to all or any portion of the Project. If any claim of lien described in the preceding sentence is recorded (except those caused by Landlord or Landlord's Agents), Tenant shall bond against or discharge the same within 10 days after the same has been recorded against all or any portion of the Project. Should any lien be filed against all or any portion of the Project or any action be commenced affecting title to all or any portion of the Project, the party receiving notice of such lien or action shall immediately give the other party written notice thereof.

     5.6   Taxes on Tenant's Property:  Tenant shall pay before delinquency
           --------------------------
any and all taxes, assessments, license fees and public charges levied, assessed or imposed against Tenant or Tenant's estate in this Lease or the property of Tenant situated within the Premises which become due during the Lease Term. If any tax or other charge is assessed by any governmental agency because of the execution of this Lease, such tax shall be paid by Tenant. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.

                                   ARTICLE 6
                                   ---------

                            REPAIR AND MAINTENANCE
                            ----------------------

     6.1   Tenant's Obligation to Maintain:  Except as otherwise provided in
           -------------------------------
(P)6.2, (P)11.1, and (P)12.3, Tenant shall be responsible for the following during the Lease Term:

           A. Tenant shall clean and maintain in good order, condition, and repair and replace when necessary the Premises and every part thereof, through regular inspections and servicing, including, but not limited to: (i) all plumbing and sewage facilities (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents or other parts of the HVAC or plumbing system; (ii) all fixtures, interior walls, floors, carpets and ceilings; (iii) all windows, doors, entrances, plate glass, showcases and skylights (including cleaning both interior and exterior surfaces); (iv) all electrical facilities and all equipment (including all lighting fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems); and (v) any automatic fire extinguisher equipment in the Premises.

          B. With respect to utility facilities serving the Premises (including electrical wiring and conduits, gas lines, water pipes, and plumbing and sewage fixtures and pipes), Tenant shall be responsible for the maintenance and repair of any such facilities which serve only the Premises, including all such facilities that are within the walls or floor, or on the roof of the Premises, and any part of such facility that is not within the Premises, but only up to the point where such facilities join a main or other junction (e.g., sewer main or electrical transformer) from which such utility services are distributed to other parts of the Project as well as to the Premises. Tenant shall replace any damaged or broken glass in the Premises (including all interior and exterior doors and windows) with glass of the same kind, size and quality. Tenant shall repair any damage to the Premises (including exterior doors and windows) caused by vandalism or any unauthorized entry.

          C. Tenant shall (i) maintain and repair when necessary all HVAC equipment which services only the Premises, and shall keep the same in good condition through regular inspection and servicing, and (ii) maintain continuously throughout the Lease Term a service contract for the maintenance of all such HVAC equipment with a licensed HVAC repair and maintenance contractor approved by Landlord, which contract provides for the periodic inspection and servicing of the HVAC equipment at least once every 90 days during the Lease Term. Notwithstanding anything to the contrary in this Lease, if the HVAC units or system for the Premises (excluding any HVAC units for the clean room) needs to be replaced during the Lease Term or Extended Period of this Lease, Landlord shall replaced such units and/or system at its cost and expense, but Tenant shall pay Landlord a portion of such cost in accordance with sections 5.4A and B of this Lease unless the need for such replacement is due to Tenant's willful misconduct or intentional misuse. If the HVAC units or system for the clean room need to be replaced during the Lease Term or Extended Period, Tenant shall be solely responsible for the cost to replace such units or system. Tenant shall maintain continuously throughout the Lease Term a service contract for the washing of all windows (both interior and exterior surfaces) in the Premises with a contractor approved by Landlord, which contract provides for the periodic washing of all such windows at least once every 90 days during the Lease Term. Tenant shall furnish Landlord with copies of all such service contracts, which shall provide that they may not be canceled or changed without at least 30 days' prior written notice to Landlord. If Tenant fails to maintain such service contact for the maintenance of the HVAC at any time during the Lease Term or if Tenant assigns this Lease to an unaffiliated party, Landlord reserves the right after at least 30 days written notice to Tenant to elect to obtain such HVAC service contract at Tenant's expense, unless Tenant cures such failure within said 30-day period.

          D. All repairs and replacements required of Tenant shall be promptly made with new materials of like kind and quality. If the work affects the structural parts of the Building or if the item of repair or replacement affects or involves the HVAC or life safety system, then Tenant shall first obtain Landlord's written approval of the scope of the work, plans therefor if any, materials to be used, and the contractor, except in cases of an emergency, where no consent shall be required.

          E. Notwithstanding anything to the contrary in this Lease, Landlord shall perform and construct, and Tenant shall have no responsibility to perform or construct any repair, maintenance, restoration, replacement, renewal or improvement (i) necessitated by the gross negligence or willful misconduct of Landlord or Landlord's Agents, (ii) to the structural portions of the Project (which for purposes hereof shall mean the roof structure, foundation, floor slab, footings, exterior and load bearing walls) or (iii) which is treated as a "capital expenditure" under generally accepted accounting principles as determined by Landlord in its reasonable discretion in accordance with generally accepted accounting principles; provided, however that Tenant shall pay Landlord a portion of the expense for any such repair or replacement of any non-structural portion of the Premises or Building in accordance with Sections 5.4A and B of this Lease.

     6.2   Landlord's Obligation to Maintain:  Landlord shall repair,
           ---------------------------------
maintain and operate the Common Area and repair and maintain the roof, exterior and structural parts of the building(s) located on the Project so that the same are kept in good order and repair. If there is building service equipment and/or utility facilities serving portions of the Common Area and/or both the Premises and other parts of the Building, Landlord shall maintain and operate (and replace when necessary) such equipment. Landlord shall not be responsible for repairs required by an accident, fire or other peril or for damage caused to any part of the Project by any act or omission of Tenant or Tenant's Agents except as otherwise required by this Lease or except due to the gross negligence or willful misconduct of Landlord or Landlord's Agents. Landlord may engage contractors of its choice to perform the obligations required of it by this Article, and the necessity of any expenditure to perform such obligations shall be at the sole discretion of Landlord.

     6.3   Control of Common Area:  Landlord shall at all times have exclusive
           ----------------------
control of the Common Area. Landlord shall have the right, without the same constituting an actual or constructive eviction and without entitling Tenant to any abatement of rent, to: (i) close any part of the Common Area to whatever extent required in the opinion of Landlord's counsel to prevent a dedication thereof or the accrual of any prescriptive rights therein; (ii) temporarily close the Common Area to perform maintenance or for any other reason deemed sufficient by Landlord; (iii) change the shape, size, location and extent of the Common Area; (iv) eliminate from or add to the Project any land or improvement, including multi-deck parking structures; (v) make changes to the Common Area including, without limitation, changes in the location of driveways, entrances, passageways, doors and doorways, elevators, stairs, restrooms, exits, parking spaces, parking areas, sidewalks or the direction of the flow of traffic and the site of the Common Area; (vi) remove unauthorized persons from the Project; and/or (vii) change the name or address of the Building or Project. Tenant shall keep the Common Area clear of all obstructions created or permitted by Tenant. In exercising any such rights regarding the Common Area, (i) Landlord shall make a reasonable effort to minimize any disruption to Tenant's business, and (ii) Landlord shall not exercise its rights to control the Common Area in a manner that would materially interfere with Tenant's use of the Premises. Landlord shall have no obligation to provide guard services or other security measures for the benefit of the Project. Tenant assumes all responsibility for the protection of Tenant and Tenant's Agents from acts of third parties; provided, however, that nothing contained herein shall prevent Landlord, at its sole option, from providing security measures for the Project. Notwithstanding the foregoing, Tenant shall at all times during the Lease Term have reasonable access to and from the Premises and the parking lot in the Common Areas.

                                   ARTICLE 7
                                   ---------

                          WASTE DISPOSAL AND UTILITIES
                          ----------------------------

     7.1   Waste Disposal:  Tenant shall store its waste either inside the
           --------------
Premises or within outside trash enclosures that are fully fenced and screened in compliance with all Private Restrictions, and designed for such purpose. All entrances to such outside trash enclosures shall be kept closed, and waste shall be stored in such manner as not to be visible from the exterior of such outside enclosures. Tenant shall cause all of its waste to be regularly removed from the Premises at Tenant's sole cost. Tenant shall keep all fire corridors and mechanical equipment rooms in the Premises free and clear of all obstructions at all times.

     7.2   Hazardous Materials:  Landlord and Tenant agree as follows with
           -------------------
respect to the existence or use of Hazardous Materials on the Project:

           A. Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Tenant and Tenant's Agents after the Effective Date in or about the Project shall strictly comply with all applicable Hazardous Materials Laws. Tenant shall not be required to comply with any Laws pertaining to Hazardous Materials, except to the extent necessitated due to Tenant's or any of Tenant's Agents use, generation or storage of Hazardous Materials during the Lease Term. Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold harmless Landlord from and against any liabilities, losses, claims, damages, lost profits, consequential damages, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses to the extent such result from or arise in any manner whatsoever out of the use, storage, treatment, transportation, release, or disposal of Hazardous Materials on or about the Project by Tenant or Tenant's Agents after the Effective Date.

           B. If Tenant or Tenant's Agents use, storage, treatment, transportation , release or disposal of any Hazardous Materials after the Effective Date results in contamination of water or soil resulting in a level of contamination greater than the levels established as acceptable by any governmental agency having jurisdiction over such contamination, then Tenant shall promptly take any and all action necessary to investigate and remediate such contamination if required by Law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Project or any part thereof to the extent required under applicable Hazardous Materials Laws and subject to the reasonable approval of Landlord.

           Under no circumstance shall Tenant be liable for any liabilities, losses, claims, damages, lost profits, consequential damages, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses of every type and nature, directly or indirectly arising out of or in connection with (i) any pre-existing condition at the Project that may be in violation of the Hazardous Materials Laws, or (ii) any use of Hazardous Materials by any other tenant in the Project or any third party other than Tenant or Tenant's Agents, or (iii) any migration of any Hazardous Materials from neighboring property in, to, under or about the Building or Project.

           C. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable after each knows of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Project, and (ii) any contamination of the Project by Hazardous Materials which constitutes a violation of any Hazardous Materials Law. Tenant may use (a) small quantities of household chemicals such as adhesives, lubricants, and cleaning fluids in order to conduct its business at the Premises and (b) such other Hazardous Materials as are necessary and used in the management and operation of the business of the original party signing this Lease as Tenant as of the Commencement Date, which materials in either case were or are used in the manner for which they were designed and in such amounts as may be necessary for the operation of such business at the Property. If Tenant assigns this Lease or sublets any space, then any such assignee's or sublessee's use of Hazardous Materials in the normal and customary operation of its business shall be subject to the prior written approval of Landlord. At any time during the Lease Term, Tenant shall, within thirty (30) days after written request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Tenant on the Project, the nature of such use, and the manner of storage and disposal.

          D. Landlord may cause testing wells to be installed on the Project, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. If Tenant so requests, Landlord shall supply Tenant with copies of such test results. The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Tenant to the extent such testing and costs are necessitated due to a release or emission of Hazardous Materials by Tenant or Tenant's Agents during the Lease Term in violation of applicable Hazardous Materials Laws or due to a failure by Tenant to comply with any of the provisions of section 7.2 and its subsections.

          E. As used herein, the term "Hazardous Material," means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material," includes, without limitation, petroleum products, asbestos, PCB's, and any material or substance which is (i) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903), or (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response; Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601). As used herein, the term "Hazardous Material Law" shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the California Regional Water Quality Control Board, and the California Department of Health Services) which regulates the use, storage, release or disposal of any Hazardous Material.

          F. The obligations of Landlord and Tenant under this (P)7.2 shall survive the expiration or earlier termination of the Lease Term. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this (P)7.2. In the event of any inconsistency between any other part of this Lease and this (P)7.2, the terms of this (P)7.2 shall control.

          G. Landlord represents and warrants to the best of its actual knowledge, without independent investigation or the imputation of knowledge from any other party, that as of the Effective Date, Landlord (i) is not in receipt of notice of a violation nor is Landlord aware of any violation of any applicable Hazardous Materials Laws as of the date hereof with respect to the Premises or Building, (ii) no Hazardous Material is present on the Premises, Building or Project in violation of any applicable Hazardous Materials Laws,
(iii) no underground storage tanks or asbestos-containing building materials are present in the Premises or Building in violation of any Hazardous Materials Laws, and (iv) no action, proceeding or claim is pending or threatened regarding the Premises, Building or Project concerning the presence of any Hazardous Materials. Landlord covenants and agrees that it shall not deposit or dispose of any Hazardous Materials in the Building or Project in violation of the applicable Hazardous Materials Laws. Under no circumstances shall Landlord be liable to Tenant for any Hazardous Use by any tenant in the Project or any third party or as a result of any migration of any Hazardous Materials from adjacent property in, to, under or about the Building or Project. The foregoing representation and warranty is made by Landlord, but shall not be applicable to any lender under any mortgage or deed of trust now or hereafter encumbering the Building or Project or any such lender that acquires the Building or Project through foreclosure, trustee sale or deed in lieu thereof or by person acquiring the Building or Project from such lender.

     7.3  Utilities:  Tenant shall promptly pay, as the same become due, all
          ---------
charges for water, gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Lease Term, including, without limitation, (i) meter, use and/or connection fees, hook-up fees, or standby fee (excluding any connection fees or hook-up fees which relate to making the existing electrical, gas, and water service available to the Premises as of the Commencement Date), and (ii) penalties for discontinued or interrupted service cause by Tenant or any of Tenant's Agents. If any utility service is not separately metered to the Premises, then Tenant shall pay its pro rata share of the cost of such utility service with all others served by the service not separately metered. However, if Landlord determines that Tenant is using a disproportionate amount of any utility service not separately metered, then Landlord at its election may (i) periodically charge Tenant, as Additional Rent, a sum equal to Landlord's reasonable estimate of the cost of Tenant's excess use of such utility service, or (ii) install a separate meter (at Tenant's expense) to measure the utility service supplied to the Premises.

     7.4  Compliance with Governmental Regulations:  Landlord and Tenant shall
          ----------------------------------------
comply with all rules, regulations and requirements promulgated by national, state or local governmental agencies or utility suppliers concerning the use of utility services, including any rationing, limitation or other control. Tenant shall not be entitled to terminate this Lease nor to any abatement in rent by reason of such compliance.

                                   ARTICLE 8
                                   ---------

                           COMMON OPERATING EXPENSES
                           -------------------------

     8.1  Tenant's Obligation to Reimburse:  As Additional Rent, Tenant shall
          --------------------------------
pay Tenant's Share (specified in Section G of the Summary) of all Common
                                 ---------
Operating Expenses; provided, however, if the Project contains more than one building, then Tenant shall pay Tenant's Share of all Common Operating Expenses fairly allocable to the Building, including (i) all Common Operating Expenses paid with respect to the maintenance, repair, replacement and use of the Building, and (ii) a proportionate share (based on the Building Gross Leasable Area as a percentage of the Project Gross Leasable Area) of all Common Operating Expenses which relate to the Project in general and are not fairly allocable to any one building that is part of the Project. Tenant shall pay such share of the actual Common Operating Expenses incurred or paid by Landlord but not theretofore billed to Tenant within 10 days after receipt of a written bill therefor from Landlord, on such periodic basis as Landlord shall designate, but in no event more frequently than once a month. Alternatively, Landlord may from time to time require that Tenant pay Tenant's Share of Common Operating Expenses in advance in estimated monthly installments, in accordance with the following:
(i) Landlord shall deliver to Tenant Landlord's reasonable estimate of the Common Operating expenses it anticipates will be paid or incurred for the Landlord's fiscal year in question; (ii) during such Landlord's fiscal year Tenant shall pay such share of the estimated Common Operating Expenses in advance in equal monthly installments over such fiscal year as required by Landlord, which shall be due with the installments of Base Monthly Rent; and
(iii) within 90 days after the end of each Landlord's fiscal year, Landlord shall furnish to Tenant a statement in reasonable detail of the actual Common Operating Expenses paid or incurred by Landlord during the just ended Landlord's fiscal year and thereupon there shall be an adjustment between Landlord and Tenant, with payment to Landlord or credit by Landlord against the next installment of Base Monthly Rent, as the case may require, within 10 days after delivery by Landlord to Tenant of said statement, so that Landlord shall receive the entire amount of Tenant's Share of all Common Operating Expenses for such Landlord's fiscal year and no more. If Tenant overpays Tenant's Share of Common Operating Expenses during the last year of the Lease Term, Landlord shall promptly reimburse said excess to Tenant. Tenant shall have the right at its expense, exercisable upon reasonable prior written notice to Landlord, to inspect at Landlord's office during normal business hours Landlord's books and records as they relate to Common Operating Expenses. Such inspection must be within 30 days of Tenant's receipt of Landlord's annual statement for the same, and shall be limited to verification of the charges contained in such statement. Tenant may not withhold payment of such bill pending completion of such inspection.

     8.2  Common Operating Expenses Defined:  The term "Common Operating
          ---------------------------------
Expenses" shall mean the following:

          A. All costs and expenses paid or incurred by Landlord in doing the following (including payments to independent contractors providing services related to the performance of the following): (i) maintaining, cleaning, repairing and resurfacing the roof (including repair of leaks) and the exterior surfaces (including painting) of all buildings located on the Project; (ii) maintenance of the liability, fire and property damage insurance covering the Project carried by Landlord pursuant to (P)9.2 (including the prepayment of premiums for coverage of up to one year); (iii) maintaining, repairing, operating and replacing when necessary HVAC equipment, utility facilities and other building service equipment for the Building and Common Area, if any; (iv) providing utilities to the Common Area (including lighting, trash removal and water for landscaping irrigation); (v) complying with all applicable Laws and Private Restrictions to the extent that such requirements are not applicable to or required at the Building, Common Areas or Project as of the Effective Date (but noncompliance with any Law in effect as of the Effective Date which is permitted or not required to be rectified or corrected under applicable Law because such improvements were in compliance with applicable Law as of the date they were constructed shall not be considered a violation of Law applicable to the Building, Common Areas or Project under this section and therefore shall be included in the Common Operating Expenses); (vi) operating, maintaining, repairing, cleaning, painting the Building and Common Area and restriping and resurfacing the Common Area, to the extent required under this Lease; (vii) replacement or installation of lighting fixtures, directional or other signs and signals, irrigation systems, trees, shrubs, ground cover and other plant materials, and all landscaping in the Common Area; and (viii) providing security to the Building or Common Area of the Project;

          B.   The following costs: (i) Real Property Taxes as defined in
(P)8.3; and (ii) that portion of all compensation (including benefits and premiums for workers' compensation and other insurance) paid to or on behalf of employees of Landlord but only to the extent they are involved in the performance of the work described by (P)8.2A that is fairly allocable to the Project;

          C. Fees for management services rendered by either Landlord or a third party manager engaged by Landlord (which may be a party affiliated with Landlord), except that the total amount charged for management services and included in Tenant's Share of Common Operating Expenses shall not exceed the monthly rate of 5% of the Base Monthly Rent.

          D. All additional costs and expenses incurred by Landlord with respect to the operation, protection, maintenance, repair and replacement of the Building or Common Areas of the Project which would be considered a current expense (and not a capital expenditure) pursuant to generally accepted accounting principles; provided, however, that Common Operating Expenses shall not include any of the following: (i) payments on any loans or ground leases affecting the Project; (ii) depreciation of any buildings or any major systems of building service equipment within the Project; (iii) leasing commissions;
(iv) the cost of tenant improvements installed for the exclusive use of other tenants of the Project; and (v) any cost incurred in complying with Hazardous Materials Laws, which subject is governed exclusively by (P)7.2.

          E. Notwithstanding anything contained in this Lease, Common Operating Expenses shall not include and in no event shall Tenant have any obligation to perform or to pay directly, or to reimburse Landlord for, all or any portion of the following costs and expenses:

               (1) Costs occasioned by the violation of any Law by Landlord or Landlord's Agents or by the gross negligence or willful misconduct of Landlord or Landlord's Agents;

               (2) Costs occasioned by fire, acts of God, or other casualties or by the exercise of the power of eminent domain;

               (3) Costs to correct any construction defect in the structural portions of the Building or Project, which for purposes hereof shall mean the foundation, footings, floor slab, exterior and load bearing walls and roof structure (as opposed to the roof covering or membrane), or the costs to comply with any Private Restrictions or Laws relating to the Building or Project for work or improvements required under the Private Restrictions or Laws prior to the Effective Date;

               (4) Depreciation, amortization (except as permitted above) or other expense reserves;

               (5) Interest, charges and fees incurred on debt, payments on mortgages and rent under ground leases;

               (6) The amount of the deductible under any insurance policy; provided however, that if Tenant or any Tenant's Agents causes the damage, loss or claim, then Tenant shall be solely responsible for payment of the applicable deductible to Landlord; provided further, however, that in no event shall Tenant be required to pay any deductibles for earthquake or flood insurance maintained in connection with the Project, Building or Premises;

               (7) Costs incurred in connection with the presence of any Hazardous Material, except to the extent caused by the storage, use or disposal of the Hazardous Material in question by Tenant or Tenant's Agents;

               (8) Costs to the extent for which Landlord has a right of reimbursement from another tenant at the Project, another source or a vendor under any warranty, except for warranty claims that Landlord determines in its commercially reasonable discretion not to pursue or does not collect;

               (9) Costs for which Tenant reimburses Landlord directly or which Tenant pays directly to a third person;

               (10) Costs relating to improvements and equipment that should be capitalized under generally accepted accounting principles, except for Tenant's Share of the amortized cost (with interest) of such improvement or equipment to the extent provided in this Lease; and

               (11) Costs relating to the repair, maintenance and replacement of the structural elements of the Premises, Building, Common Areas or Project.

          F. Since the Project consists of five (5) separate buildings including the Building, certain Common Operating Costs may pertain to a particular building and other Common Operating Costs to the Project as a whole. Common Operating Costs applicable to any particular building within the Project shall be allocated and charged to the building in question whose tenants shall be responsible for payment of their respective proportionate shares in the pertinent building and other Common Operating Costs applicable to the Project shall be allocated and charged to each building in the Project based on the ratio that each building's gross leasable area bears to the total gross leasable area of all buildings in the Project, with the tenants in each building in the Project being responsible for paying their respective proportionate shares of such costs. Landlord shall in good faith attempt to allocate such Common Operating Costs to the buildings (including the Building) or Project, as the case may be.

     8.3  Real Property Taxes Defined:  The term "Real Property Taxes" shall
          ---------------------------
mean all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments resulting from a change in ownership, new construction for additional buildings at the Project, or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of all or any portion of the Project (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the Project, the gross receipts, income, or rentals from the Project, or the use of parking areas, public utilities, or energy within the Project, or Landlord's business of leasing the Project. If at any time during the Lease Term the method of taxation or assessment of the Project prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Project or Landlord's interest therein, or (ii) on or measured by the gross receipts, income or rentals from the Project, on Landlord's business of leasing the Project, or computed in any manner with respect to the operation of the Project, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Project, then only that part of such Real Property Tax that is fairly allocable to the Project shall be included within the meaning of the term "Real Property Taxes". Only the amount of the installment then due in each fiscal year of any bond or assessment payable in installments over a period of time shall be included as part of the Real Property Taxes each year. Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

                                   ARTICLE 9
                                   ---------

                                   INSURANCE
                                   ---------

     9.1  Tenant's Insurance:  Tenant shall maintain insurance complying with
          ------------------
all of the following:

          A. Tenant shall procure, pay for and keep in full force and effect the following:

               (1) Commercial general liability insurance, including property damage, against liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from an occurrence in or about, the Premises with combined single limit coverage of not less than the amount of Tenant's Liability Insurance Minimum specified in Section P of the Summary,
                                                  ---------
which insurance shall contain a "contractual liability" endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord contained in
(P)10.3;

               (2) Fire and property damage insurance in so-called "all risk" form insuring Tenant's Trade Fixtures and Tenant's Alterations for the full actual replacement cost thereof; and

               (3) Workers' compensation insurance with limits at least as required by State law, and employers' liability with limits of $500,000 each accident.

          B. Where applicable and required by Landlord, each policy of insurance required to be carried by Tenant pursuant to this (P)9.1: (i) shall name Landlord and such other parties in interest as Landlord reasonably designates as additional insured; (ii) shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord; (iii) shall be in a form satisfactory to Landlord; (iv) shall be carried with companies reasonably acceptable to Landlord; (v) shall provide that such policy shall not be subject to cancellation, lapse or change that will reduce coverage except after at least 30 days prior written notice to Landlord so long as such provision of 30 days notice is reasonably obtainable, but in any event not less than 10 days prior written notice; (vi) shall not have a "deductible" in excess of such amount as is reasonably approved by Landlord and which is then customary in the marketplace; (vii) shall contain a cross liability endorsement; and (viii) shall contain a "severability" clause. If Tenant has in full force and effect a blanket policy of liability insurance with the same coverage for the Premises as described above, as well as other coverage of other premises and properties of Tenant, or in which Tenant has some interest, such blanket insurance shall satisfy the requirements of this (P)9.1.

          C. A copy of each paid-up policy evidencing the insurance required to be carried by Tenant pursuant to this (P)9.1 (appropriately authenticated by the insurer) or a certificate of the insurer, certifying that such policy has been issued, providing the coverage required by this (P)9.1, and containing the provisions specified herein, shall be delivered to Landlord prior to the time Tenant or any of its Agents enters the Premises and upon renewal of such policies, but not less than 5 days prior to the expiration of the term of such coverage. Landlord may, at any time, and from time to time, inspect and/or copy any and all insurance policies required to be procured by Tenant pursuant to this (P)9.1 if a claim if filed or threatened against Landlord. If the original five year Lease Term is extended by the parties and any Lender or insurance advisor reasonably determines at any time during such extension that the amount of coverage required for any policy of insurance Tenant is to obtain pursuant to this (P)9.1 is not adequate, then Tenant shall increase such coverage for such insurance to such amount as such Lender or insurance advisor reasonably deems adequate, not to exceed the level of coverage for such insurance commonly carried by comparable businesses similarly situated.

     9.2  Landlord's Insurance:  Landlord shall have the following obligations
          --------------------
and options regarding insurance:

          A. Landlord shall maintain a policy or policies of fire and property damage insurance in so-called "all risk" form insuring Landlord (and such others as Landlord may designate) against loss of rents for a period of not less than 12 months and from physical damage to the Project with coverage of not less than the full replacement cost thereof. Landlord may so insure the Project separately, or may insure the Project with other property owned by Landlord which Landlord elects to insure together under the same policy or policies.
Such fire and property damage insurance (i) may be endorsed to cover loss caused by such additional perils against which Landlord may reasonably elect to insure, including earthquake and/or flood, and to provide such additional coverage as Landlord reasonably requires, and (ii) shall contain reasonable "deductibles" which, in the case of earthquake and flood insurance, may be up to 10% of the replacement value of the property insured or such higher amount as is then commercially reasonable. Landlord shall not be required to cause such insurance to cover any Trade Fixtures or Tenant's Alterations of Tenant, but Landlord's insurance shall cover the initial Tenant Improvements (excluding the clean room equipment).

          B. Landlord shall maintain a policy or policies of commercial general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Project, with combined single limit coverage in such amount as Landlord from time to time determines is reasonably necessary for its protection.

          C.   Tenant's Obligation to Reimburse:  If Landlord's insurance rates
               --------------------------------
for the Building are increased at any time during the Lease Term as a result of the nature of Tenant's use of the Premises, Tenant shall reimburse Landlord for the full amount of such increase immediately upon receipt of a bill from Landlord therefor.

     9.4  Release and Waiver of Subrogation:  Notwithstanding anything to the
          ---------------------------------
contrary in this Lease, the parties hereto release each other, and their respective agents and employees, successors, assigns and subtenants, from any liability for injury to any person or damage to property that is caused by or results from any risk insured against under any valid and collectible insurance policy carried by either of the parties which contains a waiver of subrogation by the insurer and is in force at the time of such injury or damage or any insurance policy which is required to be maintained by the parties under this Lease without regard to the negligence or willful misconduct of the party or entity so released, subject to the following limitations: (i) the foregoing provision shall not apply to the commercial general liability insurance described by subparagraphs (P)9.1A and (P)9.2B; (ii) such release shall apply to liability resulting from any risk insured against or covered by self-insurance maintained or provided by Tenant to satisfy the requirements of (P)9.1A.2 to the extent permitted by this Lease; and (iii) Landlord or Tenant, as the case may be, shall not be released from any such liability to the extent any damages resulting from such injury or damage are not covered by the recovery obtained by Landlord or Tenant for such insurance, as applicable, but only to the extent of the applicable deductible and to the extent such damage or claim is caused by Landlord or Landlord's Agents or Tenant or any of Tenant's Agents, respectively. This release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall use reasonable efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees in connection with any injury or damage covered by such policy. However, if any insurance policy cannot be obtained with such a waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is to be obtained does not pay such additional cost, then the party obtaining such insurance shall notify the other party of that fact and thereupon shall be relieved of the obligation to obtain such waiver of subrogation rights from the insurer with respect to the particular insurance involved.

                                  ARTICLE 10
                                  ----------

                           LIMITATION ON LANDLORD'S
                           ------------------------
                            LIABILITY AND INDEMNITY
                            -----------------------

     10.1 Limitation on Landlord's Liability:  Landlord shall not be liable to
          ----------------------------------
Tenant, nor shall Tenant be entitled to terminate this Lease or to any abatement of rent (except as expressly provided otherwise herein), for any injury to Tenant or Tenant's Agents, damage to the property of Tenant or Tenant's Agents, or loss to Tenant's business resulting from any cause, including without limitation any: (i) failure, interruption or installation of any HVAC or other utility system or service; (ii) failure to furnish or delay in furnishing any utilities or services when such failure or delay is caused by fire or other peril, the elements, labor disturbances of any character, or any other accidents or other conditions beyond the reasonable control of Landlord; (iii) limitation, curtailment, rationing or restriction on the use of water or electricity, gas or any other form of energy or any services or utility serving the Project; (iv) vandalism or forcible entry by unauthorized persons or the criminal act of any person; or (v) penetration of water into or onto any portion of the Premises or the Building through roof leaks or otherwise. Notwithstanding the foregoing but subject to (P)9.4, Tenant is not releasing Landlord from, and Landlord shall be liable to Tenant for, any such injury, damage or loss which is proximately caused by Landlord's or Landlord's Agents willful misconduct or active negligence.

     10.2 Limitation on Tenant's Recourse:  If Landlord is a corporation, trust,
          -------------------------------
partnership, joint venture, unincorporated association or other form of business entity: (i) the obligations of Landlord shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals or representatives of such business entity; and (ii) Tenant shall not have recourse to the assets of such officers, directors, trustees, partners, joint venturers, members, owners, stockholders, principals or representatives except to the extent of their interest in the Project (including any net sale proceeds from the sale of the Project or Building. Tenant shall have recourse only to the interest of Landlord in the Project and shall not have recourse to any other assets of Landlord.

     10.3 Indemnification:  Subject to section 9.4 of this Lease, Tenant shall
          ---------------
hold harmless, indemnify and defend Landlord, and its employees, agents and contractors, with competent counsel reasonably satisfactory to Landlord (and Landlord agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage resulting from (i) any cause or causes whatsoever (other than to the extent caused by the willful misconduct or active negligence of Landlord or Landlord's Agents) occurring in or about or resulting from an occurrence in or about the Premises during the Lease Term, or (ii) the negligence or willful misconduct of Tenant or its agents, employees and contractors, wherever the same may occur. Landlord shall not be indemnified for and shall indemnify, defend, protect and hold harmless Tenant against all actions, claims, judgments, attorneys fees, demands, damages, liabilities, losses, penalties, costs or expenses suffered by Tenant by reason of injury to any person to the extent caused by the willful misconduct or active negligence of Landlord and Landlord's Agents, except as set forth in section 9.4). The provisions of this (P)10.3 shall survive the expiration or sooner termination of this Lease.

                                  ARTICLE 11
                                  ----------

                              DAMAGE TO PREMISES
                              ------------------

     11.1 Landlord's Duty to Restore:  If the Premises are damaged by any peril
          --------------------------
after the Effective Date, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to (P)11.2 or by Tenant pursuant to (P)11.3. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to (P)9.2 shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord's obligation to restore shall be limited to the Premises and the original Tenant Improvements installed as of the Commencement Date, excluding Tenant's clean room equipment, any Tenant's Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant in the Premises. The original Tenant Improvements installed by Tenant shall at all times be and remain at all times the property of Landlord (excluding the clean room equipment). Since Landlord will own the original Tenant Improvements (excluding the clean room equipment), such improvements will be insured under Landlord's all risk insurance for the Building.

          Tenant shall forthwith replace or fully repair all Tenant's Alterations, Trade Fixtures and clean room equipment installed by Tenant and existing at the time of such damage or destruction, and all insurance proceeds received by Tenant from the insurance carried by it pursuant to (P)9.1A(2) shall be used for such purpose. Tenant's obligations to repair or replace Tenant's Alterations, Tenant's Trade Fixtures and clean room and clean room equipment pursuant to this Section shall be limited to the extent of the insurance proceeds actually received by Tenant and subject to Tenant's right to terminate the Lease as set forth in Section 11.3 below. Tenant shall be entitled to retain all insurance proceeds and settlements it receives in connection with the damage or destruction of Tenant's Trade Fixtures and clean room equipment and any other property insurance maintained by Tenant.

     11.2 Landlord's Right to Terminate:  Landlord shall have the right to
          -----------------------------
terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Tenant of a written notice of election to terminate within 30 days after the date of such damage:

          A. The Project is damaged by an Insured Peril to such an extent that the estimated cost to restore in excess of the insurance proceeds received by Landlord exceeds 50% of the then actual replacement cost thereof, provided, however that if less than 33% of the Building is damaged or destroyed in connection with the Project damage, Landlord may not terminate this Lease (except as provided in section 11.2B below);

          B. During the original five year Lease Term, the Building is damaged by an Insured Peril to such an extent that the estimated cost to restore exceeds 60% of the then actual replacement cost thereof; or during any extension period beyond the original five year Lease Term, the Building is damaged by an Insured Period to such an extent that the estimated cost to restore exceeds 33%of the actual replacement cost thereof,

          C. The Building is damaged by an Uninsured Peril to such an extent that the estimated cost to restore exceeds 10% of the then actual replacement cost thereof; provided, however, that Landlord may not terminate this Lease pursuant to this (P)11.2C if one or more tenants of the Building agree in writing to pay the amount by which the cost to restore the damage exceeds such amount and subsequently deposit such amount with Landlord within 30 days after Landlord has notified Tenant of its election to terminate this Lease;

          D. The Premises are damaged by any peril within 12 months of the last day of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six times the Base Monthly Rent then due; provided, however, that Landlord may not terminate this Lease pursuant to this
(P)11.2D if Tenant notifies Landlord within 15 days after the date of the casualty of its desire to extend as provided in Addendum No. 1 (notwithstanding any time limits in Addendum No. 1 before which Tenant may provide such notice) and Tenant accepts Landlord's Renewal Terms (as defined in Addendum No. 1) within five (5) business days after receipt of Landlord's Renewal; or

          E. Either the Project or the Building is damaged by any peril and, because of the Laws then in force, (i) cannot be restored at reasonable cost (which for purposes hereof shall not exceed the amount of the insurance proceeds paid to Landlord) to substantially the same condition in which it was prior to such damage, or (ii) cannot be used for the same use being made thereof before such damage if restored as required by this Article.

          F. As used herein, the following terms shall have the following meanings: (i) the term "Insured Peril" shall mean a peril actually insured against (or required by Landlord to be insured against pursuant to this Lease) and for which the insurance proceeds actually received by Landlord are sufficient (except for any "deductible" amount specified by such insurance) to restore at least 80% of the Project under then existing building codes to the condition existing immediately prior to the damage; and (ii) the term "Uninsured Peril" shall mean any peril which is not an Insured Peril. Notwithstanding the foregoing, if the "deductible" for earthquake or flood insurance exceeds 10% of the replacement cost of the improvements insured, such peril shall be deemed an "Uninsured Peril". Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to spend more than the insurance proceeds its receives to restore any damage to the Premises, Building and/or Project.

          G. If Landlord terminates this Lease and to the extent it is Landlord's obligation to insure the Tenant Improvements under this Lease, Tenant shall be entitled to a portion of Landlord's insurance proceeds equal to the unamortized cost of the Tenant Improvements paid for by Tenant (in excess of Landlord's Allowance as described in Exhibit B attached hereto), amortized on a
                                     ---------
straight line basis over the initial five (5) year term if the Lease Term is terminated during the initial five year term or over the entire Lease Term (as extended) if the Lease Term is extended, not to exceed ten (10) year amortization period, less a portion of Landlord's deductible amortized on a straight line basis over the same period as the improvements (except (i) deductibles which Landlord already has a right of reimbursement from Tenant, and
(ii) earthquake and flood deductibles. Any payment due Tenant hereunder shall be limited to the extent of the insurance proceeds actually received by Landlord.

     11.3 Tenant's Right to Terminate:  If the Premises are damaged by any
          ---------------------------
peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to (P)11.2, then within thirty (30) days after the date of the damage, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Landlord of a written notice of election to terminate within 30 days after Tenant receives from Landlord the estimate of the time needed to complete such restoration.

          A. The Premises or parking lot area for the Building are damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises or parking lot cannot be substantially completed within 180 days after the date of such damage. If Landlord provides notice that the restoration can be completed within said 180 days and Landlord fails to substantially complete the restoration work to the condition existing prior to the damage or destruction, except for any delay caused by Tenant or any of Tenant's Agents or a Force Majeure Delay (as such terms are defined in Exhibit B attached), then Tenant may again terminate this Lease; provided, however, that Tenant provides notice of such election to terminate within 10 days after the earlier of (i) the end of said 180 day time period, or (ii) after receipt of written notice from Landlord of the delay; or

          B. The Premises or parking area by the Building are damaged by any peril within 12 months of the last day of the Lease Term and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within 90 days after the date of such damage.

     11.4 Abatement of Rent:  In the event of damage to the Premises which does
          -----------------
not result in the termination of this Lease, the Base Monthly Rent and the Additional Rent shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant cannot use the Premises for its intended purpose as a result of such damage. Tenant shall not be entitled to any compensation or damages from Landlord for loss of Tenant's business or property or for any inconvenience or annoyance caused by such damage or restoration. Tenant hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and the provisions of any similar law hereinafter enacted.

                                  ARTICLE 12
                                  ----------

                                 CONDEMNATION
                                 ------------

     12.1 Landlord's Termination Right:  Landlord shall have the right to
          ----------------------------
terminate this Lease if, as a result of a taking by means of the exercise of the power of eminent domain (including a voluntary sale or transfer by Landlord to a condemnor under threat of condemnation), (i) all or any part of the Premises is so taken, or (ii) more than 50% of the Common Area is so taken. Any such right to terminate by Landlord must be exercised within a reasonable period of time, to be effective as of the date possession is taken by the condemnor.

     12.2 Tenant's Termination Right:  Tenant shall have the right to terminate
          --------------------------
this Lease if, as a result of any taking by means of the exercise of the power of eminent domain (including any voluntary sale or transfer by Landlord to any condemnor under threat of condemnation), (i) 10% or more of the Premises is so taken and that part of the Premises that remains cannot be restored within a reasonable period of time and thereby made reasonably suitable for the continued operation of the Tenant's business, or (ii) there is a taking affecting the Common Area and, as a result of such taking, Landlord cannot provide parking spaces within reasonable walking distance of the Premises equal in number to at least 90% of the number of spaces allocated to Tenant by (P)2.1, whether by rearrangement of the remaining parking areas in the Common Area (including construction of multi-deck parking structures or restriping for compact cars where permitted by Law) or by alternative parking facilities on other land. Tenant must exercise such right within a reasonable period of time, to be effective on the date that possession of that portion of the Premises or Common Area that is condemned is taken by the condemnor.

     12.3 Restoration and Abatement of Rent:  If any part of the Premises or
          ---------------------------------
the Common Area is taken by condemnation and this Lease is not terminated, then Landlord shall restore the remaining portion of the Premises and Common Area, the interior improvements constructed by Landlord, and the Tenant Improvements (excluding the clean room equipment) as they existed as of the Commencement Date, excluding any Tenant's Alterations, Trade Fixtures, clean room equipment and/or personal property constructed or installed by Tenant. Thereafter, except in the case of a temporary taking, as of the date possession is taken the Base Monthly Rent and Additional rent shall be reduced in the same proportion that the floor area of that part of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises.

     12.4 Temporary Taking:  If any portion of the Premises is temporarily
          ----------------
taken and such taking materially and adversely affects Tenant's ability to use the Premises for the Permitted Use, then Tenant shall have the right to terminate this Lease, effective on the date possession is taken by the condemnor.

     12.5 Division of Condemnation Award:  Any award made as a result of any
          ------------------------------
condemnation of the Premises or the Common Area shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to receive any condemnation award that is made directly to Tenant for the following: (i) for the taking of personal property or Trade Fixtures belonging to Tenant and the unamortize cost of Tenant's Alterations that Tenant has the right to remove from the Premises (so long as such Tenant's Alterations does not reduced the amount of Landlord's award), (ii) for the interruption of Tenant's business or its moving costs, (iii) for loss of Tenant's goodwill; or (iv) for any temporary taking where this Lease is not terminated as a result of such taking, (iv) the unamortized cost (on a straight line basis), allocable to the remainder of the Lease Term, of the initial Tenant Improvements installed at Tenant's expense (i.e., over the amount of Landlord's Allowance under Exhibit B
                                                                      ---------
attached hereto), which are not removable.. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of California Code of Civil Procedure
Section 1265.130 and the provisions of any similar law hereinafter enacted allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

                                  ARTICLE 13
                                  ----------

                             DEFAULT AND REMEDIES
                             --------------------

     13.1 Events of Tenant's Default:  Tenant shall be in default of its
          --------------------------
obligations under this Lease if any of the following events occurs (an "Event of Tenant's Default"):

          A. Tenant shall have failed to pay Base Monthly Rent or Additional Rent when due, and such failure is not cured within 3 days after delivery of written notice from Landlord specifying such failure to pay; or

          B. Tenant shall have failed to perform any term, covenant, or condition of this Lease except those requiring the payment of Base Monthly Rent or Additional Rent, and Tenant shall have failed to cure such breach within 30 days after written notice from Landlord specifying the nature of such breach where such breach could reasonably be cured within said 30 day period, or if such breach could not be reasonably cured within said 30 day period, Tenant shall have failed to commence such cure within said 30 day period and thereafter continue with due diligence to prosecute such cure to completion; or

          C. Tenant shall have sublet the Premises or assigned its interest in the Lease in violation of the provisions contained in Article 14; or

          D. The occurrence of the following: (i) the making by Tenant of any general arrangements or assignments for the benefit of creditors; (ii) Tenant becomes a "debtor" as defined in 11 USC (S)101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this Section 13.1E is contrary to any applicable Law, such provision shall be of no force or effect; or

          E. Tenant shall have failed to deliver documents required of it pursuant to (P)15.4 or (P)15.6 within the time periods specified therein.

     13.2 Landlord's Remedies:  If an Event of Tenant's Default occurs,
          -------------------
Landlord shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

          A. Landlord may keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under this Lease, including
(i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right to make payments required of Tenant or perform Tenant's obligations and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and (iii) the remedies of injunctive relief and specific performance to compel Tenant to perform its obligations under this Lease and in accordance with applicable law. Notwithstanding anything contained in this Lease, in the event of a breach of an obligation by Tenant which results in a condition which poses an imminent danger to safety of persons or damage to property, or a threat to insurance coverage, then if Tenant does not cure such breach within 3 days after delivery to it of written notice from Landlord identifying the breach, Landlord may cure the breach of Tenant and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant.

          B. In accordance with applicable law, Landlord may enter the Premises and release them to third parties for Tenant's account for any period, whether shorter or longer than the remaining Lease Term. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in releasing the Premises, including brokers' commissions, expenses of altering and preparing the Premises required by the releasing. Tenant shall pay to Landlord the rent and other sums due under this Lease on the date the rent is due, less the rent and other sums Landlord received from any releasing. No act by Landlord allowed by this subparagraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease. Notwithstanding any releasing without termination, Landlord may later elect to terminate this Lease because of the default by Tenant.

          C. Landlord may terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this (P)13.2C shall not relieve Tenant from its obligation to pay sums then due Landlord or from any claim against Tenant for damages or rent previously accrued or then accruing.
In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this Lease: (i) appointment of a receiver or keeper in order to protect Landlord's interest hereunder; (ii) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or (iii) any other action by Landlord or Landlord's Agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the Premises or any action taken to relet the Premises or any portions thereof to the extent such actions do not affect a termination of Tenant's right to possession of the Premises.

          D. In the event Tenant breaches this Lease and abandons the Premises, this Lease shall not terminate unless Landlord gives Tenant written notice of its election to so terminate this Lease. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach, including those described by (P)13.C, shall constitute a termination of Tenant's right to possession unless Landlord gives Tenant written notice of termination. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under the Lease as provided in California Civil Code Section 1951.4.

          E. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord's election, to damages in an amount as set forth in California Civil Code Section 1951.2 as in effect on the Effective Date. For purposes of computing damages pursuant to California Civil Code Section 1951.2,
(i) an interest rate equal to the Agreed Interest Rate shall be used where permitted, and (ii) the term "rent" includes Base Monthly Rent and Additional Rent. Such damages shall include:

               (1) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and

               (2) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including the following: (i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to a new tenant, or otherwise); (iii) broker's fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises, such as taxes, insurance premiums, utilities and security precautions; (v) expenses in retaking possession of the Premises; and
(vi) attorneys' fees and court costs incurred by Landlord in retaking possession of the Premises and in releasing the Premises or otherwise incurred as a result of Tenant's default.

          F. Nothing in this (P)13.2 shall limit Landlord's right to indemnification from Tenant as provided in (P)7.2 and (P)10.3. Any notice given by Landlord in order to satisfy the requirements of (P)13.1A or (P)13.1B above shall also satisfy the notice requirements of California Code of Civil Procedure
Section 1161 regarding unlawful detainer proceedings.

     13.3 Waiver:  One party's consent to or approval of any act by the other
          ------
party requiring the first party's consent or approval shall not be deemed to waive or render unnecessary the first party's consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other provisions herein contained.

     13.4 Limitation On Exercise of Rights:  At any time that an Event of
          --------------------------------
Tenant's Default has occurred and remains uncured, (i) it shall not be unreasonable for Landlord to deny or withhold any consent or approval requested of it by Tenant which Landlord would otherwise be obligated to give, and (ii) Tenant may not exercise any option to extend.

     13.5 Waiver by Tenant of Certain Remedies:  Tenant waives the provisions
          ------------------------------------
of Sections 1932(1), 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under this Lease. Tenant hereby waives any right of redemption or relief from forfeiture under the laws of the State of California, or under any other present or future law, including the provisions of Sections 1174 and 1179 of the California Code of Civil Procedure.

                                  ARTICLE 14
                                  ----------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     14.1 Transfer By Tenant:  The following provisions shall apply to any
          ------------------
assignment, subletting or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to in this (P)14.1 as "Tenant"):

          A. Tenant shall not do any of the following (collectively referred to herein as a "Transfer"), whether voluntarily, involuntarily or by operation of law, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed: (i) sublet all or any part of the Premises or allow it to be sublet, occupied or used by any person or entity other than Tenant; (ii) assign its interest in this Lease; (iii) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner; or (iv) materially amend or modify an assignment, sublease or other transfer that has been previously approved by Landlord. Tenant shall reimburse Landlord for all reasonable and actual costs and attorneys' fees incurred by Landlord in connection with the evaluation, processing, and/or documentation of any requested Transfer, whether or not Landlord's consent is granted, not to exceed $1,500.00 for any Transfer. Landlord's reasonable costs shall include the cost of any review or investigation performed by Landlord or consultant acting on Landlord's behalf of (i) Hazardous Materials (as defined in Section 7.2E of this Lease) used, stored, released, or disposed of by the potential Subtenant or Assignee, and/or (ii) violations of Hazardous Materials Law (as defined in
Section 7.2E of this lease) by the Tenant or the proposed Subtenant or Assignee, provided such costs in addition to the cost set forth in the preceding sentence do not exceed in the aggregate $1,500.00 for each Transfer. Any Transfer so approved by Landlord shall not be effective until Tenant has delivered to Landlord an executed counterpart of the document evidencing the Transfer which
(i) is in a form reasonably approved by Landlord, (ii) contains the same terms and conditions as stated in Tenant's notice given to Landlord pursuant to
(P)14.1B, and (iii) in the case of an assignment of the Lease, contains the agreement of the proposed transferee to assume all obligations of Tenant under this Lease arising after the effective date of such Transfer and to remain jointly and severally liable therefor with Tenant. Any actual Transfer without Landlord's consent shall constitute an Event of Tenant's Default under section 13.1.B of this Lease (subject to the notice and cure period set forth therein, except that the cure period shall be limited to 30 days after Tenant's receipt of the notice from Landlord) and shall be voidable at Landlord's option. Landlord's consent to any one Transfer shall not constitute a waiver of the provisions of this (P)14.1 as to any subsequent Transfer or a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease nor to be a consent to any Transfer.

          B. At least 30 days before a proposed Transfer is to become effective, Tenant shall give Landlord written notice of the proposed terms of such Transfer and request Landlord's approval, which notice shall include the following: (i) the name and legal composition of the proposed transferee; (ii) a current financial statement of the transferee, financial statements of the transferee covering the preceding three years if the same exist, and (if available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared in accordance with generally accepted accounting principles; (iii) the nature of the proposed transferee's business to be carried on in the Premises, including without limitation, its proposed use at the Premises and any Hazardous Materials such transferee's may use, generate or store in the operation of its business as noted in the completed Hazardous Materials Questionnaire referred to below; (iv) all consideration to be given on account of the Transfer; (v) a current financial statement of Tenant; and (vi) a completed Landlord's standard Hazardous Materials Questionnaire (said information collectively shall be referred to as the "Transfer Information"). Tenant shall provide to Landlord such other information as may be reasonably requested by Landlord ("Transfer Supplemental Information") within 5 days after Tenant's receipt of such notice from Landlord, which request by Landlord for additional information must be given within 5 days after Landlord's receipt of the Transfer Information. Landlord shall respond in writing to Tenant's request for Landlord's consent to a Transfer within the later of (i) 20 days after Landlord's receipt of such request together with the Transfer Information, or
(ii) 5 days after Landlord's receipt of the Transfer Supplemental Information. If Landlord fails to respond in writing within said period, Landlord will be deemed to have consented to such Transfer. Tenant shall immediately notify Landlord of any material modification to the proposed terms of such Transfer.
If Landlord disapproves a Transfer, Landlord shall set forth its reasons in writing to Tenant.

          C. In the event that Tenant seeks to make any Transfer, Landlord shall have the right to terminate this Lease or, in the case of a sublease of less than all of the Premises, terminate this Lease as to that part of the Premises proposed to be so sublet, upon written notice to Tenant within the time period provided in Section

14.1B for Landlord to respond to Tenant's request for consent. Tenant shall have the right to rescind its request for consent to the Transfer (and thereby rescind Landlord's election to terminate) upon written notice to Landlord within ten (10) days after receipt of Landlord's notice to terminate. If Landlord elects to terminate this Lease (or, in the case of a partial sublease, terminate this Lease as to the portion to be so sublet), the Lease shall so terminate in its entirety (or as to the space to be so sublet) thirty (30) days after Landlord has notified Tenant in writing of such election. Upon such termination, Tenant shall be released from any further obligation under this Lease if it is terminated in its entirety, or shall be released from any further obligation under the Lease with respect to the space proposed to be sublet in the case of a proposed partial sublease. In the case of a partial termination of the Lease, the Base Monthly Rent and Tenant's Share shall be reduced to an amount which bears the same relationship to the original amount thereof as the area of that part of the Premises which remains subject to the Lease bears to the original area of the Premises. Landlord and Tenant shall execute a cancellation and release with respect to the Lease to effect such termination. Tenant acknowledges that if Landlord elects to terminate as provided above, Landlord is thereafter free to lease the Premises (or, in the case of a partial sublease, the portion proposed to be so sublet) to whomever it pleases on whatever terms are acceptable to Landlord, including, without limitation, any transferee proposed by Tenant in connection with the request for consent to the Transfer.

          D. If Landlord consents to a Transfer proposed by Tenant, Tenant may enter into such Transfer, and if Tenant does so, the following shall apply:

               (1) Tenant shall not be released of its liability for the performance of all of its obligations under the Lease.

               (2) If Tenant assigns its interest in this Lease, then Tenant shall pay to Landlord 80% of all Subrent (as defined in (P)14.1D(5)) received by Tenant over and above (i) the Base Monthly Rent and Additional Rent under this Lease, and (ii) all Permitted Transfer Costs related to such assignment. In the case of assignment, the amount of Subrent owed to Landlord shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by the assignee.

               (3) If Tenant sublets any part of the Premises, then with respect to the space so subleased, Tenant shall pay to Landlord 80% of the positive difference, if any, between (i) all Subrent paid by the subtenant to Tenant, less (ii) the sum of all Base Monthly Rent and Additional Rent allocable to the space sublet and all Permitted Transfer Costs related to such sublease. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by its subtenant. In calculating Landlord's share of any periodic payments, all Permitted Transfer Costs shall be first recovered by Tenant.

               (4) Tenant's obligations under this (P)14.1D shall survive any Transfer. At the time Tenant makes any payment to Landlord required by this
(P)14.1D, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right at reasonable intervals to inspect Tenant's books and records relating to the payments due hereunder. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based. Landlord may condition its approval of any Transfer upon obtaining a certification from both Tenant and the proposed transferee of all Subrent and other amounts that are to be paid to Tenant in connection with such Transfer.

               (5) As used in this (P)14.1D, the term "Subrent" shall mean any consideration of any kind received (from time to time) by Tenant as a result of the Transfer, if such sums are related to Tenant's interest in this Lease or in the Premises, including payments from or on behalf of the transferee (in excess of the book value thereof) for Tenant's fixtures and leasehold improvements.
The term "Subrent" shall not include any payments or other consideration received by Tenant in connection with Tenant's assets, Tenant's Trade Fixtures, Tenant's Alterations, the portion of the initial Tenant Improvements paid for by Tenant (i.e., over the amount of Landlord's Allowance), or any inventory, accounts, goodwill, equipment, furniture, furnishings or general intangibles of Tenant, whatsoever. As used in this (P)14.1D, the term "Permitted Transfer Costs" shall mean (i) all reasonable advertising, leasing commissions and attorneys' fees paid to third parties not affiliated with Tenant in order to obtain the Transfer in question, (ii) all reasonable attorneys' fees incurred by Tenant with respect to the Transfer in question, and (iii) the unamortized cost on a straight line basis of any of the initial Tenant Improvements paid for by Tenant (i.e., over the amount of Landlord's Allowance), the cost of any Tenant Trade Fixtures, any special improvements made to the Premises by Tenant for any such subtenant or assignee.

          E. Except as provided in Section 14.1F, if Tenant is a corporation, the following shall be deemed a voluntary assignment of Tenant's interest in this Lease: (i) any dissolution, merger, consolidation, or other reorganization of or affecting Tenant, whether or not Tenant is the surviving corporation; and
(ii) if the capital stock of Tenant is not publicly traded, the sale or transfer to one person or entity (or to any group of related persons or entities) stock possessing more than 50% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. If Tenant is a partnership, any withdrawal or substitution (whether voluntary, involuntary or by operation of law, and whether occurring at one time or over a period of time) of any partner owning 25% or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment of Tenant's interest in this Lease.

          F. Notwithstanding anything contained in (P)14.1, so long as Tenant otherwise complies with the provisions of (P)14.1 Tenant may enter into any of the following transfers (a "Permitted Transfer") without

Landlord's prior written consent, and Landlord shall not be entitled to terminate the Lease pursuant to (P)14.1C or to receive any part of any Subrent resulting therefrom that would otherwise be due it pursuant to (P)14.1D:

               (1) Tenant may sublease all or part of the Premises or assign its interest in this Lease to any corporation which controls, is controlled by, or is under common control with the original Tenant to this Lease;

               (2) Tenant may assign its interest in the Lease to a corporation which results from a merger, consolidation or other reorganization whether or not Tenant is the surviving corporation, so long as the surviving corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant immediately prior to such transaction; and

               (3) Tenant may assign this Lease to a corporation which purchases or otherwise acquires all or substantially all of the assets of Tenant, so long as such acquiring corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant immediately prior to such transaction.

               The term "corporation" as used in this Section 14.1.F shall be deemed to include any subsidiary, affiliate, division or other entity and the reference to sale of Tenant's assets refers to those assets located within the Premises. For the purpose of this Lease, any sale or transfer of Tenant's capital stock, including without limitation, a transfer in connection with the merger, consolidation or non-bankruptcy reorganization of Tenant and any sale through any national market system or public exchange, or any re-incorporation by Tenant in another state, shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises.

     14.2 Transfer By Landlord:  Landlord and its successors in interest shall
          --------------------
have the right to transfer their interest in this Lease and the Project at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and, in the case of any subsequent transfer, the transferor) from the date of such transfer, shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer. After the date of any such transfer, the term "Landlord" as used herein shall mean the transferee of such interest in the Premises.

                                  ARTICLE 15
                                  ----------

                              GENERAL PROVISIONS
                              ------------------

     15.1 Landlord's Right to Enter:  Landlord and its agents may enter the
          -------------------------
Premises at any reasonable time after giving at least 24 hours' prior notice to Tenant (and immediately in the case of emergency) for the purpose of: (i) inspecting the same; (ii) posting notices of non-responsibility; (iii) supplying any service to be provided by Landlord to Tenant; (iv) showing the Premises to prospective purchasers, mortgagees or tenants; (v) making necessary alterations, additions or repairs; (vi) performing Tenant's obligations when Tenant has failed to do so after written notice from Landlord; (vii) placing upon the Premises during the last six (6) months of the Lease Term ordinary "for lease" signs; and (viii) responding to an emergency. Landlord shall have the right to use any and all means Landlord may deem necessary and proper to enter the Premises in an emergency. Any entry into the Premises obtained by Landlord in accordance with this (P)15.1 shall not be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises. Any entry by Landlord and Landlord's Agents shall not impair Tenant's operations more than reasonably necessary.

     15.2 Surrender of the Premises:  Upon the expiration or sooner termination
          -------------------------
of this Lease, Tenant shall vacate and surrender the Premises to Landlord in the same condition as existed at the Commencement Date, except for (i) reasonable wear and tear, (ii) damage caused by any peril or condemnation, and (iii) contamination by Hazardous Materials for which Tenant is not responsible pursuant to (P)7.2A or (P)7.2B. In this regard, normal wear and tear shall be construed to mean wear and tear caused to the Premises by the natural aging process which occurs in spite of prudent application of the best standards for maintenance, repair and janitorial practices, and does not include items of neglected or deferred maintenance. In any event, Tenant shall cause the following to be done prior to the expiration or the sooner termination of this
Lease: (i) all interior walls shall be painted or cleaned so that they appear freshly painted; (ii) all tiled floors shall be cleaned and waxed; (iii) all carpets shall be cleaned and shampooed; (iv) all broken, marred, stained or nonconforming acoustical ceiling tiles shall be replaced; (v) all windows shall be washed; (vi) the HVAC system shall be serviced by a reputable and licensed service firm and left in good operating condition and repair as so certified by such firm; and (vii) the plumbing and electrical systems and lighting shall be placed in good order and repair (including replacement of any burned out, discolored or broken light bulbs, ballasts, or lenses). If Landlord so requests, Tenant shall, prior to the expiration or sooner termination of this Lease, remove any Tenant's Alterations which Tenant is required to remove pursuant to
(P)5.2 and repair all damage caused by such removal. If the Premises are not so surrendered at the termination of this Lease, Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

     15.3 Holding Over:  This Lease shall terminate without further notice at
          ------------
the expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after such expiration with the written consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that Base Monthly Rent shall be increased to an amount equal to 150% of the Base Monthly Rent payable during the last full calendar month of the Lease Term.

     15.4 Subordination:  The following provisions shall govern the relationship
          -------------
of this Lease to any Security Instrument:

          A. The Lease is subject and subordinate to all Security Instruments existing as of the Effective Date. However, if any Lender so requires, this Lease shall become prior and superior to any such Security Instrument.

          B. At Landlord's election, this Lease shall become subject and subordinate to any Security Instrument created after the Effective Date. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default and performs all of its obligations under this Lease, unless this Lease is otherwise terminated pursuant to its terms.

          C. Tenant shall upon request execute any document or instrument reasonably required by any Lender to make this Lease either prior or subordinate to a Security Instrument, which may include such other matters as the Lender customarily and reasonably requires in connection with such agreements, including provisions that the Lender not be liable for (i) the return of any security deposit unless the Lender receives it from Landlord, and (ii) any defaults on the part of Landlord occurring prior to the time the Lender takes possession of the Project in connection with the enforcement of its Security Instrument. Tenant's failure to execute any such document or instrument within 10 days after written demand therefor shall constitute an Event of Tenant's Default. Tenant approves as reasonable the form of subordination agreement attached to this Lease as Exhibit G.
                          ---------

     15.5 Mortgagee Protection and Attornment:  In the event of any default on
          -----------------------------------
the part of the Landlord, Tenant will use reasonable efforts to give notice by registered mail to any Lender whose name has been provided to Tenant and shall offer such Lender a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure or other appropriate legal proceedings, if such should prove necessary to effect a cure. Tenant shall attorn to any purchaser of the Premises at any foreclosure sale or private sale conducted pursuant to any Security Instrument encumbering the Premises, or to any grantee or transferee designated in any deed given in lieu of foreclosure.

     15.6 Estoppel Certificates and Financial Statements:  At all times during
          ----------------------------------------------
the Lease Term, each party agrees, following any request by the other party, promptly to execute and deliver to the requesting party within 15 days following delivery of such request an estoppel certificate: (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to the certifying party's knowledge, any uncured defaults on the part of any party hereunder or, if there are uncured defaults, specifying the nature of such defaults, and (iv) certifying such other information about the Lease as may be reasonably required by the requesting party. A failure to deliver an estoppel certificate within 15 days after delivery of a request therefor shall be a conclusive admission that, as of the date of the request for such statement: (i) this Lease is unmodified except as may be represented by the requesting party in said request and is in full force and effect, (ii) there are no uncured defaults in the requesting party's performance, and (iii) no rent has been paid more than 30 days in advance. At any time during the Lease Term Tenant shall, upon 15 days' prior written notice from Landlord, provide Tenant's most recent financial statement and financial statements covering the 24 month period prior to the date of such most recent financial statement to any existing Lender or to any potential Lender or buyer of the Premises. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

     15.7 Reasonable Consent:  Whenever any party's approval or consent is
          ------------------
required by this Lease before an action may be taken by the other party, such approval or consent shall not be unreasonably withheld or delayed.

     15.8 Notices:  Any notice required or desired to be given regarding this
          -------
Lease shall be in writing and may be given by personal delivery, by courier service, or by mail. A notice shall be deemed to have been given (i) on the third business day after mailing if such notice was deposited in the United States mail, certified or registered, postage prepaid, addressed to the party to be served at its Address for Notices specified in Section Q or Section R of the
                                                  ---------    ---------
Summary (as applicable), (ii) when delivered if given by personal delivery, and
(iii) in all other cases when actually received at the party's Address for Notices. Either party may change its address by giving notice of the same in accordance with this (P)15.8, provided, however, that any address to which notices may be sent must be a California address.

     15.9 Attorneys' Fees:  In the event either Landlord or Tenant shall bring
          ---------------
any action or legal proceeding for an alleged breach of any provision of this Lease, to recover rent, to terminate this Lease or otherwise to enforce, protect or establish any term or covenant of this Lease, the prevailing party shall be entitled to recover as a part of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys' fees, court costs, and experts' fees as may be fixed by the court.

     15.10 Corporate Authority:  If Tenant is a corporation, Tenant represents
           -------------------
and warrants that the person signing this Lease is duly authorized to execute and deliver this Lease on behalf of such corporation in accordance with the by-laws of such corporation (or partnership in accordance with the partnership agreement of such partnership) and that this Lease is binding upon such corporation (or partnership) in accordance with its terms. Tenant is a duly authorized and existing corporation, it is qualified to do business in California, and has full right and authority to enter into this Lease.

     15.11 Miscellaneous:  Should any provision of this Lease prove to be
           -------------
invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof.
Any executed copy of this Lease shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. "Party" shall mean Landlord or Tenant, as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms "shall", "will" and "agree" are mandatory. The term "may" is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless a provision of this Lease expressly requires reimbursement. Landlord and Tenant agree that (i) the gross leasable area of the Premises includes any atriums, depressed loading docks, covered entrances or egresses, and covered loading areas, (ii) each has had an opportunity to determine to its satisfaction the actual area of the Project and the Premises, (iii) all measurements of area contained in this Lease are conclusively agreed to be correct and binding upon the parties, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease, and (iv) any such subsequent determination that the area is more or less than shown in this Lease shall not result in a change in any of the computations of rent, improvement allowances, or other matters described in this Lease where area is a factor. Where a party hereto is obligated not to perform any act, such party is also obligated to restrain any others within its control from performing said act, including the Agents of such party. Landlord shall not become or be deemed a partner or a joint venturer with Tenant by reason of the provisions of this Lease.

     15.12 Termination by Exercise of Right:  If this Lease is terminated
           --------------------------------
pursuant to its terms by the proper exercise of a right to terminate specifically granted to Landlord or Tenant by this Lease, then this Lease shall terminate 30 days after the date the right to terminate is properly exercised (unless another date is specified in that part of the Lease creating the right, in which event the date so specified for termination shall prevail), the rent and all other charges due hereunder shall be prorated as of the date of termination, and neither Landlord nor Tenant shall have any further rights or obligations under this Lease except for those that have accrued prior to the date of termination or those obligations which this Lease specifically provides are to survive termination. This (P)15.12 does not apply to a termination of this Lease by Landlord as a result of an Event of Tenant's Default.

     15.13 Brokerage Commissions:  Each party hereto (i) represents and
           ---------------------
warrants to the other that it has not had any dealings with any real estate brokers, leasing agents or salesmen, or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease, other than to the Retained Real Estate Brokers described in Section S of the Summary, and (ii)
                                          ---------
agrees to indemnify, defend, and hold harmless the other party from any claim for any such commission or fees which result from the actions of the indemnifying party. Landlord shall be responsible for the payment of any commission owed to the Retained Real Estate Brokers pursuant to the separate written commission agreement between Landlord and the Retained Real Estate Brokers for the payment of a commission as a result of the execution of this Lease.

     15.14 Force Majeure:  Any prevention, delay or stoppage due to strikes,
           -------------
lock-outs, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any said prevention, delay or stoppage, of any obligation hereunder except the obligation of Tenant to pay rent or any other sums due hereunder.

     15.15 Entire Agreement:  This Lease constitutes the entire agreement
           ----------------
between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord's Agents has made any legally binding representation or warranty as to any matter except those expressly set forth herein, including any warranty as to (i) whether the Premises may be used for Tenant's intended use under existing Law, (ii) the suitability of the Premises or the Project for the conduct of Tenant's business, or (iii) the condition of any improvements. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. This instrument shall not be legally binding until it is executed by both Landlord and Tenant. No subsequent change or addition to this Lease shall be binding unless in writing and signed by Landlord and Tenant.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the intent to be legally bound thereby, to be effective as of the Effective Date.


LANDLORD:                                    TENANT:

SILICON VALLEY PROPERTIES, L.L.C.            SYMPHONIX DEVICES, INC.
a Delaware limited liability company         a California corporation

By:  Divco SVP Group, LLC,                   By:     /s/ Harry Robbins
                                                     ---------------------------
     a Delaware limited liability company                Harry Robbins
     Its Manager                             Title:      President

     By:  /s/ Scott Smithers                 Dated:  October 29, 1997
            -------------------------------
     Name:    Scott Smithers
     Its:     President

Dated:  October 28, 1997

                                   EXHIBIT A

                    SITE PLAN OF THE PROJECT AND OUTLINE OF
                                   PREMISES

                                   EXHIBIT B

                             IMPROVEMENT AGREEMENT

                                   EXHIBIT B
                                   ---------

                             IMPROVEMENT AGREEMENT
                             ---------------------

     1.   Defined Terms.  All defined terms referred to in this Exhibit B shall
          -------------
have the same meaning as defined in that certain Lease by and between Silicon Valley Properties, L.L.C., as Landlord, and Symphonix Devices, Inc., as Tenant (the "Lease") to which this Exhibit is a part, except where expressly defined to the contrary.

     2.   Additional Definitions.  Each of the following terms shall have the
          ----------------------
following meaning:

          Architect:  Ambiance Associates, HPC or CAS Architects, or another
          ---------
architectural firm approved in writing by Landlord in its reasonable discretion to prepare the "Preliminary Plans" and "Construction Plans" (as such terms are hereinafter defined).

          Contractor:  The general contractor selected by Tenant and approved by
          ----------
Landlord in its reasonable discretion to construct the Tenant Improvements. Landlord hereby approves of Hollander Smith, Devcon Construction, South Bay Construction and Permian Builders. Tenant may select as the Contractor any one of these specified contractors to construct the Tenant Improvements without any further approval of Landlord. The contractor selected and approved by the parties under this paragraph shall be referred to as the "Contractor" in this Exhibit.

          Construction Contract:  The construction contract to be entered into
          ---------------------
by Tenant and its Contractor in form, scope and substance satisfactory to Tenant and approved in writing by Landlord in its reasonable discretion in accordance with section 4.1 of this Exhibit.

          Construction Costs- All costs and expenses to construct the Tenant
          ------------------
Improvements, including, without limitation, and only to the extent applicable or deemed necessary by Tenant to construct the Tenant Improvements, all fees and expenses for:

               (a) architectural/space planning services utilized by Tenant in the preparation of any space plan;

               (b) architects, engineers and consultants in the preparation of the Preliminary Plans, Construction Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects of the Construction Plans, and for processing governmental applications and applications for payment, observing construction of the work, and other customary engineering, architectural, interior design and space planning services;

               (c) surveys, reports, environmental and other tests and investigations of the site and any improvements thereon;

               (d) labor, materials, equipment and fixtures supplied by the general contractor, its subcontractors and/or materialmen;

               (e) the furnishing and installation of all heating, ventilation and air conditioning duct work, terminal boxes, distributing defusers and accessories required for completing the heating, ventilation and air-conditioning system in the Premises (including costs of meter control for after-hour usage, if required by Landlord in its reasonable discretion);

               (f) all electrical circuits, wiring, lighting fixtures, and tube outlets furnished and installed throughout the Premises, including costs of meter and key control for after-hour electrical power usage;

               (g)  all window and floor coverings in the Premises;

               (h) all fire and life safety control systems, such as fire walls, sprinklers and fire alarms, including piping, wiring and accessories installed within the Premises;

               (i) all plumbing, fixtures, pipes and accessories installed within the Premises;

               (j) fees charged by the city and/or county where the Building is located (including, without limitation, fees for building permits and plan checks) required for the Tenant Improvements;

               (k) supervision and administration fee payable to Landlord's agent and property manager and/or representative, which fee shall not exceed in the aggregate five percent (5%) of the amount of Landlord's Allowance or $7,615.00;

               (l) all taxes, fees, charges and levies by governmental and quasi-governmental agencies for authorization, approvals, licenses and permits; and all sales, use and excise taxes for the materials supplied and services rendered in connection with the installation and construction of the Tenant Improvements;

               (m) all costs and expenses incurred to comply with all laws, rules, regulations or ordinances of any governmental authority for any work at the Building in order to construct the Tenant Improvements, excluding all Construction Costs incurred to comply with ADA as defined below, which ADA work constitutes Special Work as described below, the cost of which shall be paid for by Landlord, at its sole cost and expense as provided in this Exhibit B; and

               (n) all other costs and expenses incurred by Tenant in connection with the construction of the Tenant Improvements.

          The term Construction Costs shall not include any fees, costs, expenses of Tenant's furniture, trade fixtures, telephone and computer systems and related facilities, or equipment. Notwithstanding the foregoing, the foregoing definition of Construction Costs is not meant to impose an obligation on Tenant to construct such items, but merely to define and include such costs in the event such costs are actually incurred in the construction of the Tenant Improvements.

          Design Problem:  shall mean when the preliminary plans or Working
          --------------
Drawings (or any revision to any) for the Tenant Improvements that have been submitted to Landlord for its approval are reasonably determined by Landlord's architect (i) to have a material adverse effect on the structure of the Building or to the Building's electrical, plumbing, life safety, mechanical, heating, air-conditioning and ventilation systems that serves other space in the Building other than the Premises; (ii) not be in compliance with any applicable federal, state and local laws, ordinances, rules, regulations and building codes (collectively, the "Applicable Laws"); or (iii) to have an adverse effect on the exterior appearance of the Building (each, a "Design Problem").

          Electrical Upgrade shall consist of upgrading the electrical service
          ------------------
to the Premises from 800 amps, 277/480 volts, 3 phase, to 1200 amps, 277/480 volts, 3 phase.

          Force Majeure Delay: shall mean any delay by reason of (i)
          -------------------
governmental preemption of priorities or other controls in connection with a national or other public emergency, civil disturbance or riot, or (ii) earthquake, fire and flood, or (iii) a delay with Landlord and Tenant in approving the Preliminary Plans or Construction Plans beyond the time periods set forth in sections 3.1 and 3.2, respectively, unless due to a Design Problem. Tenant shall notify Landlord within five (5) days after Tenant knows of an event constituting a Force Majeure Delay and of the length of the delay as reasonably determined by the Architect (except no notice shall be required in the event of a delay under clause (iii) of this definition).

          Landlord's Allowance:  The amount of $152,300.00 to be paid by
          --------------------
Landlord for the Construction Costs for the Tenant Improvements, excluding from the total cost of the Tenant Improvements all costs incurred for the Electrical Upgrade and the Special Work (hereinafter defined). Any unused portion of Landlord's Allowance for the Tenant Improvements (exclusive of the Electrical Upgrade and the Special Work) shall remain the property of Landlord, and Tenant shall have no interest in said funds. If the Construction Costs for the Tenant Improvements (excluding all costs incurred for the Electrical Upgrade and the Special Work) exceed $152,300.00, Tenant shall be solely responsible for payment of such excess costs, subject to the terms of this Exhibit, which require Landlord to pay for any such costs.

          Landlord Delay:  shall mean a delay incurred by Tenant in
          --------------
Substantially Completing the Tenant Improvements due to (a) a delay by Landlord or its architect in providing written notice of approval or disapproval of the Preliminary Plans and Construction Plans within the time periods and as provided in section 3 of this Exhibit B ("Plan Response Delay"), or any delay by Landlord or Landlord's Agents in approving the Preliminary Budget or Construction Budget beyond the time period set forth in section 4.5 of this Exhibit, (b) any changes required by Landlord in or to previously approved work as shown in the Construction Plans, or (c) unreasonable interference with the construction of the Tenant Improvements by Landlord or Landlord's Agents. Tenant shall notify Lessor within five (5) days after Tenant knows of an event constituting such a Landlord Delay (except for any under clause (a) above for which no such notice shall be required) and of the length of the delay as reasonably determined by the Architect.

          Special Work:  Special Work consists of the following work:
          ------------

          1. The removal of the floor covering and equipment in the computer room to leave the floor in a slab condition in the areas noted as No. 1 in Exhibit B-1;

          2. The installation of a grade level door (which shall be of Building standard quality) in the area noted as No. 2 in Exhibit B-1;

          3. Remove the walls marked by "xxx" as noted in the vault area in Exhibit B-1;

          4. Remove the Halon System in the vault and computer room areas shown in Exhibit B-1

          5. Install a sprinkler system (which shall be of Building standard quality) in the vault and computer room areas shown in Exhibit B-1;

          6. Remove the second set of double doors (interior set) at the front entrance of the Premises in the area noted as No. 4 in Exhibit B-1; and

          7. All improvements, alterations, changes and other work to the Premises to comply with the current requirements of the Americans With Disabilities Act , 42 U.S.C. (S)(S) 12101-12213 ("ADA") as it applies as of the Effective Date of the Lease excluding any changes required based on Tenant's particular use of the Premises or any of Tenant's Alterations. Attached hereto as Exhibit B-2 is a list of the ADA alterations that Landlord hereby agrees to
   -----------
pay for, at its sole cost and expense, and which shall constitute items of Special Work, to bring the Building into compliance with ADA. All improvements and installations under this paragraph shall be with materials of at least Building standard quality.

          Substantial Completion, Substantially Complete, and Substantially
          -----------------------------------------------------------------
Completed (or similar phrase):  The foregoing shall mean when the following have
-----------------------------
occurred:

               (a) the Tenant has delivered to Landlord a certificate from the Architect, in a form approved by Landlord in its reasonable discretion, that the Tenant Improvements have been Substantially Completed substantially in accordance with the Construction Plans, except "punch list" items which may be completed within thirty (30) days without impairing Tenant's use of the Premises or a material portion thereof; and

               (b) Tenant has obtained and delivered to Landlord a final certificate of occupancy (or all building permits with all inspections approved), if applicable, and all other approvals and permits for the Premises from the appropriate governmental authority permitting occupancy of the Premises.

          Tenant Improvements: The improvements to be constructed in accordance
          -------------------
with the Construction Plans. The Tenant Improvements shall comply in all respects with all applicable laws, statutes, ordinances, building codes and regulations (collectively, "Applicable Laws"). Landlord acknowledges and agrees that part of the Tenant Improvements will consist of the installation of HVAC equipment and exhaust vents on the roof of the Building and making minor penetrations in the roof in connection with such installation such HVAC equipment and exhaust vents. Landlord hereby acknowledges that Tenant intends to construct a clean room in the Premises and approves of Tenant's construction of said clean room as part of the Tenant Improvements, subject to Landlord's right to approve the Preliminary Plans and Construction Plans, as described below.

     3.   Preparation of Plans.
          --------------------

          3.1  Preliminary Plans.  As soon as is reasonably possible after the
               -----------------
Effective Date of the Lease, Tenant shall submit to its Architect all additional information, including occupancy requirements for the Premises ("Information"), necessary to enable the Architect to prepare preliminary plans for the Tenant Improvements showing, among other things, all demising walls, corridors, entrances, exits, doors, interior design and partition, clean room, and the locations of all display and storage rooms and bathrooms. Tenant shall cause the Architect to prepare preliminary plans for the Tenant Improvements and shall deliver two copies of same to Landlord for its review and written approval in its reasonable discretion. Within five (5) business days after receipt of the preliminary plans, Landlord shall notify Tenant in writing that (i) Landlord approves of such preliminary plans or (ii) Landlord disapproves of such preliminary plans, the basis for disapproval and the changes requested by Landlord. If Landlord disapproves of the preliminary plans in any respect, the parties shall confer and negotiate in good faith to reach written agreement on the preliminary plans within five (5) business days thereafter for the first (1/st/) disapproval and three (3) business days thereafter. Upon such agreement, Tenant shall cause the preliminary plans to be revised and shall submit the revised plans to Landlord for its review and approval as provided in this section. Landlord shall approve or reasonably disapprove such revised preliminary plans within three (3) business days after Landlord's receipt of such preliminary plans. If Landlord disapproves the preliminary plans, the parties shall again meet and confer in accordance with this paragraph until the parties agree on the preliminary plans. If Landlord fails to approve the second set of revised preliminary plans within said three (3) business day time period, then each day after the end of said three (3) business day time period shall constitute a Force Majeure Delay (which will delay the Commencement Date in the Lease one (1) day for each day of delay), unless such disapproval or failure to agree is based on a Design Problem. If Landlord disapproves of the second set of preliminary plans due to a Design Problem, Tenant may terminate this Lease upon delivery of written notice to Landlord within five (5) business days after Landlord's disapproval of such second set of preliminary plans, whereupon this Lease shall terminate and shall be null and void. After approval of the preliminary plans as provided above, the preliminary plans shall be referred to as the " Preliminary Plans." If Landlord fails to approve or disapprove of the preliminary plans within the time periods set forth above, Landlord shall be deemed to have approved the proposed preliminary plans. Landlord shall not unreasonably withhold its approval or consent to any preliminary plans.

          3.2  Construction Plans.  Tenant shall cause the Architect to prepare
               ------------------
final working drawings, which shall be consistent with the Preliminary Plans, compatible with the design, construction and equipment of the Building, comply with all Applicable Laws and contain all such information as may be required for obtaining all permits and other governmental approvals for the construction of the Tenant Improvements (the "Working Drawings"). Tenant shall submit two copies of the Working Drawings to Landlord for its review and approval in its reasonable discretion. Within five (5) business days after receipt of the Working Drawings, Landlord shall notify Tenant in writing that (i) Landlord approves of such Working Drawings, or (ii) Landlord disapproves of such Working Drawings, the basis for disapproval and the changes requested by Landlord. If Landlord disapproves of the Working Drawings in any respect, the parties shall confer and negotiate in good faith to reach written agreement on the Working Drawings within five (5) business days thereafter for the first (1/st/) disapproval and three (3) business days thereafter. Upon such agreement, Tenant shall cause the Working Drawings to be revised and shall submit the revised Working Drawings to Landlord for its review and approval as provided in this section. Landlord shall approve or reasonably disapprove of such revised Working Drawings within three (3) business days after delivery of such Working Drawings to Landlord. If Landlord disapproves the revised Working Drawings, the parties shall again meet and confer in accordance with this paragraph until the parties agree on the Working Drawings. If Landlord disapproves of the second set of Working Drawings within said three (3) business day time period, then each day after the end of said three (3) business day time period shall constitute a Force Majeure Delay (which will delay the Commencement Date in the Lease one (1) day for each day of delay), unless such disapproval or failure to agree is based on a Design Problem. If Landlord disapproves of the second (2/nd/) set of Working Drawings due to a Design Problem, Tenant may terminate this Lease upon deliver of written notice to Landlord within five (5) business days after Landlord's disapproval of such second set of preliminary plans, whereupon this shall terminate and shall be null and void. If Landlord fails to approve or disapprove of the Working Drawings within the time periods set forth above, Landlord shall be deemed to have approved the proposed Working Drawings. The Working Drawings approved in writing by the parties shall be referred to as the "Construction Plans."

          3.3  General.  It is the responsibility of Tenant to assure that the
               -------
Construction Plans and the Tenant Improvements constructed thereunder conform to all of the Applicable Laws, subject to Tenant's right to reimbursement from Landlord for the cost incurred to bring the Premises into compliance with the ADA (as described in the definition of Special Work). Tenant shall submit to Landlord one (1) reproducible and two (2) prints of the Construction Plans.

     4.   Construction of Tenant Improvements.
          -----------------------------------

          4.1  Construction Contract.  Tenant shall enter into the Construction
               ---------------------
Contract with Contractor to construct the Tenant Improvements. In addition, any subcontractor performing any work on the life safety or alarm systems or work affecting the roof shall be subject to Landlord's prior written approval in its good faith discretion and Landlord may require the Tenant use Landlord's contractor or a specific subcontractor for any such work. The Construction Contract shall require, among other things, that the Contractor (a) obtain and deliver to Landlord evidence of insurance required by Landlord as specified in section 5.3 of this Exhibit B, and (b) execute, obtain and deliver to Tenant lien waivers in the form required under Applicable Law from the Contractor and all of its subcontractors and suppliers, and (c) monthly progress payments, with a ten percent (10%) retention, and (d) provide for a guaranteed maximum price for the Special Work and the Electrical Upgrade. The Construction Contract as it applies to the Special Work and the Electrical Upgrade shall be subject to the prior written approval of Landlord in its reasonable discretion. Landlord shall provide written notice of approval or disapproval within three (3) business days after Tenant's request for such approval. If Landlord disapproves of the portion of the Construction Contract in which it is permitted to approve or disapprove of, Landlord shall set forth its reasons for disapproval in writing within said three (3) business day period and shall follow the disapproval procedure set forth in Section 3.1 and3.2 of this Exhibit. If Landlord fails to approve or disapprove within the applicable time period set forth herein, Landlord shall be deemed to have approved the Construction Contract.

          4.2  Information Provided by Landlord.  Acceptance or approval of any
               --------------------------------
plan, drawing or specification, including, without limitation, the Preliminary Plans and the Construction Plans, by Landlord shall not constitute the assumption of any responsibility by Landlord for the accuracy or sufficiency of such plans and material, and Tenant shall be solely responsible therefor.
Tenant agrees and understands that the review of all plans pursuant to the Lease or this Exhibit by Landlord is to protect the interests of Landlord in the Building, and Landlord shall not be the guarantor of, nor responsible for, the correctness, completeness or accuracy of any such plans or compliance of such plans with Applicable Laws.

          4.3  No Responsibility of Landlord.  Landlord's approval of any plans,
               -----------------------------
including, without limitation, the Preliminary Plans or the Construction Plans, shall not: (i) constitute an opinion or agreement by Landlord that such plans and Tenant Improvements are in compliance with all Applicable Laws, (ii) impose on Landlord any responsibility for a design and/or construction defect or fault in the Tenant Improvements, or (iii) constitute a representation or warranty regarding the accuracy, completeness or correctness thereof.

          4.4  Changes.  After approval of the Construction Plans by Landlord
               -------
and Tenant, any changes in the Construction Plans shall require the prior written consent of Landlord and Tenant which shall not be unreasonably withheld and the parties shall follow the same process as was required under sections 3.2 for approval of the change in the Construction Plans, unless the change is required by Applicable Law in which case each party shall provide its written approval or disapproval (including the basis therefor) within three (3) business days after receipt of request of the change together with the applicable construction drawing showing the change. If Landlord disapproves of the change required to comply with Applicable Law and the parties do not resolve the matter within five
(5) business days after Tenant's receipt of written notice of Landlord's disapproval, then Tenant shall have the right to terminate this Lease upon delivery of written notice to Landlord within five (5) business days after the end of such five (5) business day time period. Any change requested by Tenant that is approved in writing by Landlord shall be prepared by the Architect and shall be subject to the review and approval of Landlord in its reasonable discretion. If a change is requested by Landlord to the Tenant Improvements following completion and approval by the parties of the Construction Plans, Landlord shall pay any increased Construction Costs to effectuate such change, at Landlord's sole cost and expense in addition to the Landlord's Allowance and Landlord's obligation to pay for its share of the Electrical Upgrade and the entire cost of the Special Work as set forth in this Agreement. If a change is requested by Tenant to the Tenant Improvements following the completion and approval of the Construction Plans or if required under the Applicable Laws (except with respect to ADA cost described in section 2 under the definition of Special Work which shall be at Landlord's sole cost and expense, unless the change is required due to a change in the Tenant Improvements made by Tenant after approval of the Construction Plans), Tenant shall pay for any increased Constructed Costs to effectuate the change, at its sole cost and expense.

          4.5  Construction Budget for Tenant Improvements.  As soon as is
               -------------------------------------------
reasonably possible, Tenant and its Architect shall prepare a preliminary construction budget for the Construction Costs to construct the Special Work and the Electrical Upgrade, if applicable. The preliminary construction budget shall be subject to the prior written approval of Landlord within three (3) business days after its receipt, which shall not be unreasonably withheld, and when approved shall be referred to herein as the "Preliminary Budget."

          The bid from the selected Contractor shall be used to prepare the final construction budget for all Construction Costs for the Special Work and the Electrical Upgrade. Landlord and Tenant shall agree on a construction budget (the "Construction Budget") for all costs to be incurred in connection with completion of the Special Work and the Electrical Upgrade work, only. Landlord shall not have the right to approve or disapprove of Tenant's construction budget for the rest of the Tenant Improvements, which budget shall be approved by Tenant, in its reasonable discretion. If the actual Construction Costs for the Special Work or Electrical Upgrade is more than ten percent (10%) of the cost provided in the Construction Budget for said work, Tenant shall notify Landlord in writing of said increase and Landlord shall pay for such increase to the extent such increase in cost is permitted under the Construction Contract and is not due to a change order by Tenant or otherwise caused by Tenant or Tenant's Agents. By approving the Construction Budget, Landlord shall be deemed to have consented to pay for the entire cost of the Special Work set forth in the Construction Budget and one half of the cost of the Electrical Upgrade set forth in the Construction Budget, plus any actual increases in said Construction Budget, not to exceed ten percent (10%) of the Construction Budget for the Special Work and the Electrical Upgrade, if any, to the extent such increase in cost is permitted under the Construction Contact and is not due to a change order by Tenant or otherwise caused by Tenant or Tenant's Agents. For example, if the Construction Budget for the Special Work is $20,000, Landlord's obligation to pay for the Special Work shall be the actual cost of such work, not to exceed $22,000.

          Pursuant to the terms of the Lease, Landlord is obligated to insure the Tenant Improvements (except for the clean room equipment) under Landlord's casualty policy from and after the Commencement Date. Notwithstanding anything to the contrary in this Exhibit B, Tenant shall provide written notice of the total costs to construct the Tenant Improvements (excluding the clean room equipment), together with such supporting information that Landlord's insurer may request, prior to the Commencement Date (or at least an estimate if the Tenant Improvements are not Substantially Completed prior to the Commencement Date with a final statement of such costs after all work is completed).

          4.6  Building Permits and Approvals.  After approval by Landlord and
               ------------------------------
Tenant of the Construction Plans, Tenant or its Contractor shall submit the Construction Plans to the appropriate governmental body for plan checking and all building permits and other governmental and quasi-governmental approvals.

          4.7  Conduct of Work.  Tenant shall confine the construction activity
               ---------------
to within the Premises as much as possible and shall work in an orderly manner removing trash and debris from the Premises on a daily basis. At no time will pipes, wires, boards or other construction materials cross public areas where harm could be caused to the public. All such work shall be undertaken in strict compliance with all Applicable Laws. If Tenant fails to comply with these requirements, Landlord shall have the right, but not the obligation, to remedy such problem (at Tenant's cost) as deemed reasonably necessary by Landlord to protect the public. Tenant shall complete construction of the Tenant Improvements free and clear of all liens, security interests and encumbrances of any kind caused to be recorded against all or any portion of the Project by Tenant in connection with the construction of the Tenant Improvements.

               (a)  Pre-construction Submittals to Landlord. A minimum of two
                    ---------------------------------------
(2) days prior to the commencement of construction, Tenant shall submit the following items to Landlord:

                    (1) A certificate setting forth the proposed commencement date of construction and the estimated completion dates;

                    (2) Certificates of all insurance required under the Lease and this Exhibit;

                    (3) Copies of all building permits, and all other permits and approvals required by governmental agencies to construct the Tenant Improvements; provided, however, that Tenant may commence demolition work in the Premises prior to obtaining all necessary building permits to construct the Tenant Improvements; and

                    (4) A copy of the signed construction contract with the Contractor;

               (b)  Delays.  Tenant shall with reasonable diligence prosecute
                    ------
construction of the Tenant Improvements to complete all work by the outside date of January 1, 1998 for the Commencement Date. Any delay in completing such work, including any delay as a result of governmental delays, acts of God and other events beyond the control of Tenant, shall not extend or delay the time for the commencement of payment Rent or any other sum under the Lease, except as expressly provided to the contrary in this Exhibit B for a Landlord Delay or Force Majeure Delay or a casualty.

               (c)  Correction of Work. Landlord may reject any portion of the
                    ------------------
Tenant Improvements which is not in conformity with the Construction Plans. Landlord shall not be responsible for correcting the portions of the Tenant Improvements which were defective or not in compliance with the Construction Plans, as the same may be amended by change order approved by the Landlord and Tenant; all such work shall be the responsibility of Tenant at its sole cost and expense.

          4.8  Notice of Completion; Copy of Record set of Plans.  Within ten
               -------------------------------------------------
(10) days after completion of construction of the Tenant Improvements, Tenant shall cause a notice of completion (or the equivalent notice required under local law to provide notice to all contractors, subcontractors and materialmen that the work is completed and the time for filing any mechanic's lien is running) to be recorded in the Official Records of the County where the Building is located, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so within such period and after ten (10) days written notice from Landlord, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction: (i) Tenant shall cause the Architect and Contractor
(A) to update the Construction Plans as necessary to reflect all changes made to the Construction Plans during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of Construction Plans are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of Construction Plans within ninety (90) days following issuance of a certificate of occupancy for the Premises; and (ii) Tenant shall deliver to Landlord a copy of all signed building permits and certificates of occupancy, and all warranties, guaranties, and operating manuals and information relating to the improvements, equipment and systems in the Premises.

          4.9  Storage During Construction.  Storage of construction material,
               ---------------------------
tools, equipment and debris shall be confined to the Premises and any other areas which may be designated for such purposes by Landlord. Landlord shall not be responsible for any loss or damage to Tenant's and/or Tenant's contractors' equipment.

          4.10 Miscellaneous.  Construction shall comply in all respects with
               -------------
the Applicable Laws. Tenant shall apply and pay for all utility services furnished to the Premises. The Tenant Improvements shall be subject to the inspection of Landlord and its supervisory personnel, provided such inspection shall not unreasonably interfere with the construction of the Tenant Improvements.

     5.   Tenant's Construction Parties and Insurance. The Contractor and all
          -------------------------------------------
subcontractors, laborers, materialmen, and suppliers used by Tenant collectively shall be referred to as "Tenant's Construction Parties."

          5.1  Indemnity.  Tenant's indemnity of Landlord as set forth in
               ---------
section 10.3 of the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant's Construction Parties, or anyone directly or indirectly employed by any of them, arising in connection with the construction of the Tenant Improvements.

          5.2  Requirements of Tenant's Construction Parties.  Tenant's
               ---------------------------------------------
Contractor shall warrant to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one
(1) year from the date of completion thereof. Tenant's Contractor shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors, or (ii) the date when the Tenant Improvements have been Substantially Completed. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or Common Areas that may be damaged or disturbed thereby. All such warranties as to material or workmanship of or with respect to the Tenant Improvements shall be contained in the Construction Contract or subcontract and shall be written such that such warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment which may be necessary to effect such right of direct enforcement.

          5.3  Insurance Requirements.  In addition to the insurance
               ----------------------
requirements set forth in the Lease, Tenant shall comply with the following requirements:

               (1)  General Coverages. Tenant's Contractor shall carry worker's
                    -----------------
compensation insurance covering all of their respective employees, and shall also carry commercial liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in the section 9.1.A(1), 9.1.A(3) and 9.1.B of the Lease.

               (2)  Special Coverage.  Tenant shall carry "Builder's All Risk"
                    ----------------
insurance in an amount equal to the cost of the Tenant Improvements. Such insurance shall include an extended coverage endorsement for excess liability and Products and Completed Operation Coverage insurance, in an amount equal to, or not less than $1,000,000 per incident, $2,000,000 in aggregate, and with companies with a rating at least equal to the rating of companies required to be carried by Tenant as set forth in section 9.1B of the Lease.

               (3)  General Terms. Certificates for all insurance carried
                    -------------
pursuant to the foregoing sections shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days' prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. Tenant's Contractor shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for three (3) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this section shall insure Landlord and Tenant, as their interests may appear. All insurance, except Workers' Compensation, maintained by Tenant's Construction Parties shall preclude or waive subrogation claims by the insurer against anyone insured thereunder. To the extent required under the Construction Contract, Landlord hereby releases Tenant's Contractor and waives all right of recovery by way of subrogation in accordance with Section 9.4 of the Lease that Landlord's insurance company may or could have against Tenant's Contractor with respect to any insurance maintained by Landlord in connection with the Project, except worker's compensation insurance. To the extent required under the Construction Contract, Landlord shall obtain waivers of subrogation in favor of Tenant's Construction Parties for Landlord's fire and property damage policy. Such insurance shall provide that it is primary insurance as respects the Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under the Lease or this Exhibit.

               (4)  Casualty. In addition to the provisions of Article 11 of the
                    --------
Lease regarding a casualty to the Premises, Building or Project, the following provisions shall apply with respect to any casualty at the Premises or Building prior to the Commencement Date or Substantial Completion of the Tenant Improvements, if later. If the Premises or any portion of the Building (which will materially interfere with Tenant's use of the Premises or construction of the Tenant Improvements) is damaged or destroyed prior to the Commencement Date of the Lease, Tenant shall have the right to terminate the Lease if Landlord's architect or contractor estimate in its reasonable opinion of the time to restore is more than 90 days. Tenant shall provide written notice of termination within ten (10) days after receipt of Landlord's notice of the estimated time to restore. If the Lease is so terminated, Tenant shall be entitled to the proceeds of all of Tenant's builder's risk insurance, but Landlord shall not have to pay for Landlord's Allowance or the cost of the Special Work or its share of the Electrical Upgrade. In such event, Tenant shall also be responsible for payment of all claims from the Contractor for payments due under the Construction Contract. If the Premises or Building is damaged or destroyed prior to the Commencement Date or Substantial Completion of the Tenant Improvements if later, and the Lease is not terminated pursuant to this Section, Landlord shall promptly and diligently complete construction of the Building, and Tenant shall cause its Contractor to restore and complete the Tenant Improvements. Under no circumstances shall Landlord be obligated to expend more than the amount of the insurance proceeds received by Landlord for such casualty. In the event of a casualty and the Lease is not terminated, the Commencement Date shall be postponed one day for each day of delay caused by such casualty.

     6.   Payments.
          --------

          6.1  Basic Tenant Improvements.  Tenant shall pay for the Tenant
               -------------------------
Improvements, minus the Landlord's Allowance, Landlord's share of the Electrical Upgrade and the entire cost of the Special Work, which Landlord shall pay as hereinafter provided. Since the Construction Costs for the Tenant Improvements (excluding the Electrical Upgrade and the Special Work) will exceed the amount of Landlord's Allowance, Tenant shall be solely responsible for such additional costs, except for additional costs resulting from change orders required by Landlord and any Landlord Delay (other than a Plan Response Delay as defined in clause (a) of the definition of

Landlord Delay). Landlord shall make one payment of the Landlord's Allowance within fifteen (15) days after receipt by Landlord of (i) the final certificate of occupancy, if applicable, for the Premises, (ii) copies of all applicable building permits reflecting final sign-off by the local governmental authority,
(iii) a copy of the as-built or marked Construction Plans for the Tenant Improvements, (iv) unconditional lien waivers from the general contractor and all subcontractors and suppliers and (v) receipt and approval by Landlord of the Architect's certificate referred to in the definition of Substantial Completion in this Exhibit, which approval shall not be unreasonably withheld.

          6.2  Electrical Upgrade.  Tenant shall have the option to elect not to
               ------------------
construct the Electrical Upgrade. If Tenant elects to construct the Electrical Upgrade, such election must be made and the work done before the commencement of the fourth (4/th/) year of the Lease Term and any budget and the contractor to perform such work shall be subject to the written approval of Landlord and Tenant. Tenant's right to construct the Electrical Upgrade shall be conditioned upon no Event of Tenant's Default existing at such time. Landlord and Tenant shall each pay for one-half (1/2) of the Construction Costs for the Electrical Upgrade. Landlord shall pay to Tenant, within fifteen (15) days after request from Tenant and after completion of the Electrical Upgrade, Landlord's share of the Construction Costs for the Electrical Upgrade.

          6.3  Special Work.  Landlord shall be solely responsible for payment
               ------------
of all the Construction Costs for the Special Work in addition to Landlord's Allowance and Landlord's share of the Electrical Upgrade; provided, however, that any additional costs for the Special Work due to any delay caused by Tenant or changes requested by Tenant following approval of the Construction Plans shall be paid by Tenant. Landlord shall pay to Tenant, within fifteen (15) days after request from Tenant and after completion of the Special Work, all Construction Costs for the Special Work.

          6.4  Security for Payment:  If Landlord fails to make any payment
               --------------------
required by Landlord under this Exhibit B within fifteen (15) days after Landlord's receipt of written notice from Tenant that such payment is due (which shall be in addition to the initial notice and 15-day grace period under section
6.1 or 6.2) pursuant to the terms of this Exhibit B, such payment shall accrue interest at the Agreed Interest Rate from the date due until the date paid. If Landlord fails to make any payment required hereunder within said time period, notwithstanding anything to the contrary in the Lease or this Exhibit, Tenant shall be entitled to deduct from the Rent an amount equal to the amount then owed by Landlord under the terms of this Exhibit until Landlord's obligations under this Exhibit have been paid in full.

     7.  HVAC Work.  There are currently three (3) air-conditioning units
         ---------
servicing the Premises. At the request of Tenant, Landlord has agreed to replace two (2) of the air-conditioning units at this time with air-conditioning units of the same tonnage capacity (i.e., 30-ton air-conditioning units) and the cost of such work shall be amortized and paid by Tenant as provided in section 5.4A. and 5.4B of the Lease. Landlord will also be performing certain repair and maintenance work to the third HVAC unit in order for such HVAC unit to be in good working order as of the Commencement Date, and the cost of such work shall be borne by Landlord. All such work shall be substantially completed by the Commencement Date subject to any Force Majeure Delay and any delay caused by Tenant or Tenant's Agents. The vendor or contractor to perform such work shall be selected by Landlord in its sole and absolute discretion. As of the date hereof, Landlord anticipates using Air Com Mechanical to perform such work, but Landlord reserves the right to select any other vendor or contractor.

     8.  Exterior Lighting. The electricity for the exterior lighting at the
         -----------------
Building is currently connected to the meter serving the Premises. Landlord has agreed to split the electricity for the Building's exterior lighting so that the Building exterior lighting for the Premises will be connected to Tenant's meter and the Building's exterior lighting for the remainder of the Building will be connected to the other meter for the remaining space in the Building. Such work shall be completed by the Commencement Date, subject to any Force Majeure Delay and any delay caused by Tenant or Tenant's Agents. The cost of such work shall be treated as a Common Operating Expenses for calendar year 1997.

                                  EXHIBIT B-1
                                  -----------

              PREMISES' FLOOR PLAN WITH NOTATION FOR SPECIAL WORK
              ---------------------------------------------------


                           [FLOOR PLAN APPEARS HERE]

                                  EXHIBIT B-2
                                  -----------

                                LIST OF ADA WORK
                                ----------------

A.   Main Entry Doors.

     1.   10" kickplate is missing from existing pair of doors.
     2.   Adjust door closing hardware to appropriate force.

B.   Handicapped Parking Adjacent to Main Entry.

     1.   Provide a van stall and adjacent stripped zone.
     2. Provide a total of four handicapped parking stalls (including the van stall described in paragraph 1 above).
     3. Provide access to main entry door without walking behind another parked vehicle.

C.   Site.

     1.   Provide appropriate signage indicating "handicapped accessibility."

D.   Exterior Exit Doors.

     1.   Provide new lever hardware at all existing doors.
     2. Modify thresholds at all existing doors to provide level landing on both sides of door.

E.   Interior Doors.

     1.   Provide new lever hardware at all existing doors.

F.   Toilet Rooms.

     1. Provide accessible toilet stalls with correct floor clearances and fixture height.
     2. Modify countertops and sinks with correct clearances and fixture hardware.
     3.   Modify urinals with correct floor clearance and fixture height.

G.   Coffee Bars.

     1.   Modify countertop and base cabinets with correct clearances.

                                   EXHIBIT C
                             INTENTIONALLY DELETED

                                   EXHIBIT D

                      ACKNOWLEDGMENT OF COMMENCEMENT DATE

                                  EXHIBIT "D"
                                  -----------

                      ACKNOWLEDGMENT OF COMMENCEMENT DATE


     This Acknowledgment of Commencement Date is made as of _______________, 19___, by and between the parties hereto with regard to that certain Lease dated as of October 27, 1997, by and between Silicon Valley Properties, L.L.C., a Delaware limited liability company as Landlord ("Landlord"), and Symphonix Devices, Inc., a California corporation, as Tenant ("Tenant"), affecting those premises located at 2331 Zanker Road, San Jose, California 95131. The parties hereto agree as follows:

1. The "Tenant Improvements" required to be constructed by Tenant have been "Substantially Completed" (as such terms are defined in Exhibit B to the Lease), subject to the completion of the following punchlist items:

     _____________________________________________________________________
     _____________________________________________________________________
     _____________________________________________________________________
     _____________________________________________________________________
     _____________________________________________________________________
     _____________________________________________________________________

2. The Commencement Date of the Lease Term is _______________, 19___, and the Lease Term shall expire on __________________, ____, unless sooner terminated or extended according to the terms of the Lease.

LANDLORD:
                                                 TENANT:

SILICON VALLEY PROPERTIES, L.L.C.
a Delaware limited liability company             SYMPHONIX DEVICES, INC.
                                                 a California corporation
By:  Divco SVP Group, LLC,
     a Delaware limited liability company        By:     _____________________
     Its Manager                                         Harry Robbins
                                                 Title:  President
     By:  __________________________
     Name:  Scott Smithers                       Dated:  ________________
     Its:  President

Dated:  ____________________

                                   EXHIBIT E
                             INTENTIONALLY DELETED

                                   EXHIBIT F

                                 SIGN CRITERIA

                                  EXHIBIT "F"
                                  -----------

                                 SIGN CRITERIA
                                 -------------

These criteria have been established for the purpose of assuring an outstanding business complex and for the mutual benefits of all tenants. Conformance will be strictly enforced, and any installed non-conforming or unapproved signs must be brought into conformance at the expense of the tenant.

A.   GENERAL REQUIREMENTS
     --------------------

     1. The Lessee shall submit a sketch of his proposed utilization of the Orchard Park designated sign to Silicon Valley Properties for written approval.

     2. Lessee's sign base and frame shall be constructed by Silicon Valley Properties' agent. The sign base shall be installed by Silicon Valley Properties' agent at Lessee's expense. All tenant lettering shall be done by the agent at Lessee's expense.

     3. Lessee shall be responsible for the fulfillment of all requirements of these criteria.

B.   GENERAL SPECIFICATIONS
     ----------------------

     1. No electrical or audible signs will be permitted. Internally illuminated signs may be installed by modification of the existing or designated sign base. Final details for modification and installation must be given written approval by the Lessor.

     2. If the sign is lighted, the light source for the illumination of the sign shall be concealed from view, and the light source shall not travel from such light source straight to the viewers eye. Instead, it shall be visible only from a reflecting or diffusing surface. No part of the sign's light shall revolve, rotate, move or create the illusion of same.

     3. The sign's dimensions will be in accordance with the established sign program for the building.

     4. Placement of the sign and method of attachment will be directed by Silicon Valley Properties. Sign copy will be restricted to company name, logo & address numbers. The style, color and size of the individual company's name may vary.

     5. Upon the removal of any sign, any damage to the building or sign base must be repaired by the Lessee, unless such removal is *** by Landlord or Landlord's Agent.

     6. Tenants may place gold leaf lettering on the interior window area, not to exceed more than 144 square inches (gross area). The letters are not to exceed 3 inches in height.

     7. Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks or other descriptive material shall be affixed or maintained upon the glass panes or exterior walls of the building.

  [ILLUSTRATION OF SAN JOSE ORCHARD BUSINESS PARK STANDARD DIRECTIONAL SIGN]

                  [ILLUSTRATION OF STANDARD DIRECTIONAL SIGN]

                                REAR MAN DOORS
                                --------------

In order to insure uniformity in the printing of company names or receiving and shipping signs on rear man doors, we have made the following specifications:

1. The business name is to be the same as the name used on the tenant identification sign. In addition to the names, the words "shipping" and "receiving" and the tenant's logo may be used.

2. The letters will be 2 inches high, black or white and in a specified uniform style.

3. The proposed sign is to be approved by Silicon Valley Properties, L.L.C. prior to installation to insure conformance.

                  [ILLUSTRATION OF UNAUTHORIZED PARKING SIGN]

                SPECIFICATIONS FOR ADDRESS NUMBERS ON BUILDINGS
                -----------------------------------------------

1.   Height:   S

2.   Color:    Contrasting to background of building and matching accent trim on building.

3.   Location: Viewable from the street upper corner of building.

4.   Example:  IBM building at the corner of Brokaw Road and Zanker Road.

5.   Composition:   Metal

6.   Print:    Primer plus two costs of finish paint.

7.   Approval: By Silicon Valley Properties in writing previous to installation.
               May desire approval from San Jose Fire Department, Station #5 on North Tenth Street, telephone 277-4363.

                       VISITOR PARKING SPACE DESIGNATION
                       ---------------------------------

Signs designating visitor parking spaces are allowed in parking areas of single user buildings only and conform to the following criteria:

     1.   A maximum of 3 inches high and consisting of only the word "Visitor".

     2.   Painted with a flat white exterior paint.

     3. Applied to either the curb or bumpers of the approved designated spaces.

     4. Painted by the tenant at tenant's expense but with the prior written approval of Silicon Valley Properties, L.L.C.

     5.   Repainted a minimum of every three years.

     6. Upon request from Silicon Valley Properties, L.L.C., removed at the termination of the Lease.

No other designated parking signs are acceptable.

                   [ILLUSTRATION OF TYPICAL NO PARKING SIGN]

                 [ILLUSTRATION TO TENANT IDENTIFICATION SIGN]

                                   EXHIBIT H

                       HAZARDOUS MATERIALS QUESTIONNAIRE

                                  EXHIBIT "H"
                                  -----------

                       Hazardous Materials Questionnaire

                                ACKNOWLEDGEMENT
                                ---------------

THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT IT (Mark One):

_________ Does not use any hazardous materials other than minor amounts of reproduction and janitorial chemicals consistent with routine office uses.
          (No need to fill out the attached Hazardous Material Questionnaire.)

_________ Does not use hazardous materials in a manner or in a quantity requiring the preparation of a hazardous material management plan or any other documents under California Health and Safety Code Section 25503.5. (Please fill out the attached Hazardous Material Questionnaire.)

_________ Uses only those chemicals identified in the attached questionnaire in accordance with the provisions of the attached hazardous materials management plan, which has been approved by the Fire Department of the City of _____________ and is in full force and effect.
          (Please fill out the attached Hazardous Material Questionnaire and attach copy of your Hazardous Materials Management Plan.)

THE UNDERSIGNED FURTHER ACKNOWLEDGES THAT IT HAS COMPLIED IN ALL RESPECTS TO THE PROVISIONS OF LOCAL, STATE AND FEDERAL LAW AND THE HAZARDOUS MATERIALS MANAGEMENT PLAN ATTACHED HERETO IN CONNECTION WITH ITS STORAGE, USE AND DISPOSAL OF HAZARDOUS MATERIALS AND THAT IT HAS DISPOSED OF HAZARDOUS MATERIALS ONLY BY
(1) DISCHARGE TO APPROPRIATELY TREATED WASTE TO A PUBLICLY OWNED TREATMENT WORK IN ACCORDANCE WITH A VALID AND ENFORCEABLE WASTE DISCHARGE PERMIT AND (2) DELIVERY OF HAZARDOUS WASTES TO A PROPERLY LICENSED WASTE DISPOSAL AGENT.

IN WITNESS WHEREOF, the undersigned, an authorized officer of the afformentioned company has executed this acknowledgement as of the date written below.


___________________________
Company


a _________________________


By: _______________________


___________________________
(Print Name and Title)

1.   BUSINESS ACTIVITY
     -----------------

Type of Business Activity(ies):            Hazardous Materials Activities
-------------------------------            -------------------------------
(check all that apply)                     check all that apply)
_________ machine shop                     ________ degreasing
_________ light assembly                   ________ chemical etching
_________ research and development         ________ wastewater treatment
_________ product service or repair        ________ painting
_________ photographic processing          ________ stripping
_________ vehicle maintenance or repair    ________ metal treatment or finishing
_________ auto/body                        ________ printing:
_________ engine/drive train                        type: ______________________
_________ manufacturing:                   ________ warehouse
          product:_____________________    ________ analytical wet chemistry lab
_________ integrated circuit:              ________ plating
_________ manufacturing                    ________ chemical mixing/synthesis
_________ assembly                         ________ lathe/mill machining
_________ chemical/pharmaceutical products
          ______ manufacturing
          ______ distribution
_________ printed circuit: _______ manufacturing
                           _______ assembly
_____ other:______________________                     _____ other: ____________

2.   HAZARDOUS MATERIALS USAGE/STORAGE AND PRODUCTION
     ------------------------------------------------
What chemicals, if any, are involved in your operations (please list the types of products, the maximum quantity stored on-site and the annual quantity used).

================================================================================
     MATERIAL            MAX. QUANTITY ON-SITE              ANNUAL QTY. USED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
================================================================================

If this table provides insufficient space, please see additional pages as necessary.

2.1 Is it intended that operations at the proposed facility would involve Hazardous Materials manufacturing? Do not include hazardous wastes. see
     Section 5.
     Yes ____  No ____

2.2 Is it intended that operations at the proposed facility would include Hazardous Materials use and/or storage that would require completion of a Hazardous Materials Business Plan?
     Yes ____  No ____  If YES, please attach copies of HMMP/HMBP in process or plan for currentformer facility.

2.3 Is it intended that operations at the proposed facility would include installation of any aboveground or underground storage tanks (including fuel tanks)?
     Yes ____  No ____

3.   WASTEWATER DISCHARGES
     ---------------------

3.1 Is it intended that operations at the proposed facility would discharge wastes to any sanitation systems or body of water, or that the facility would otherwise be required to obtain a wastewater discharge Permit, a NPDES Permit, or any other permit or approval from a Governmental Agency concerning wastewater discharges?

     Yes ____  No ____  If YES, please attach copies of each such permit and complete Schedule 3.

4.   AIR EMISSIONS
     -------------

4.1 Is it intended that operations at the proposed facility would emit any air contaminant (including, but not limited to volatile organic compounds, sulfur oxides, carbon monoxide, nitrogen oxides, lead, particulate matter, toxic air contaminants regulated by the California Air Resources Board, or hazardous air pollutants listed under Section 112 of the federal Clean Air
     Act)?

     Yes ____  No ____  If YES, please complete Schedule 4 for each emission and each source.

4.2 Is it intended that operations at the proposed facility would require obtaining an air emissions permit or other permit or approval from a Governmental Agency concerning air emissions in order to conduct its business?

     Yes ____  No ____  If YES, please attach copies of each such permit and approval and complete Schedule 4.

5.   HAZARDOUS WASTE
     ---------------

5.1 Is it intended that operations at the proposed facility would generate any "hazardous waste" as defined in RCRA. California Code of Regulations, Title 22, or other government regulations?

     Yes _____   No _____   If YES, please complete Schedule 3.

5.2 Is it intended that operations at the proposed facility would file with any local, state or federal environmental agency a generator's notification of hazardous waste (e.g., an RCRA 3010 notification) and hazardous waste generator's reports?

     Yes _____   No _____   If YES, please attach a copy of such notification.

5.3 Is it intended that operations at the proposed facility would require obtaining an EPA hazardous waste generator's identification number?

     Yes _____   No _____

5.4 Is it intended that operations at the proposed facility would require retention of copies of hazardous waste manifests for hazardous waste transported off-site?

     Yes _____   No _____

5.5 Is it intended that operations at the proposed facility would require obtaining a "Part A" or "Part B" Application for a hazardous waste treatment, storage or disposal facility ("TSD") permit with any Governmental Agency under RCRA or any similar state or local Law for the proposed Facility?

     Yes _____   No _____   If YES, please attach a copy of each application in
                            progress.

5.6 Is it intended that operations at the proposed facility would require a permit under California Code of Regulations Title 22 Tiered Permitting Program, including a standardized permit, conditional authorization, conditional exemption, or variance?

     Yes _____   No _____   If Yes, please attach a copy of the disclosure or
                            application in progress.

6.   GOVERNMENT COMPLIANCE AND HAZARDOUS MATERIAL RELEASES AND SPILLS AT
     -------------------------------------------------------------------
     EXISTING FACILIT(IES)
     ---------------------

6.1 Has the Company ever received from any Governmental Agency any notice of violation of any environmental law?

     Yes _____   No _____    If YES describe fully:

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

6.2 Has there ever been an occasion in any of the existing facilities when a liquid or solid waste material, fuel or other Hazardous Material was accidentally or intentionally spilled or released:

     Outside of the building?

     Yes _____   No _____

     Within the building?

     Yes _____   No _____

     If you have answered "yes" to any of the foregoing, please describe the events(s) in detail, including the Hazardous Materials involved, whether the event was reported to any Governmental Agency, the responsive action taken any claim(s) that have resulted from the event, and all other relevant information concerning the spill or release. Attach additional sheets, as necessary.

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

                       SILICON VALLEY PROPERTIES, L.L.C.
                  PRE-LEASE HAZARDOUS MATERIALS QUESTIONNAIRE



General Instructions: Please provide all requested information, based on review of the Company's records and interviews with Company personnel likely to possess the information requested. If there is insufficient space to respond to a question, please attach a separate page referring to the question number. Use "N/A" if the question is not applicable to your facility, or write "Unknown" if the information is not available in the Company's files and is not known by the person completing this questionnaire.

As used herein, the term "Government Agency" shall mean any local, state, or federal governmental or quasi-governmental agency, authority, entity, subdivision or court. The term "Hazardous Material" shall mean any chemical, substance, vapor, smoke, radiation, or material which is listed as "hazardous" or "toxic" under any Law or which is otherwise regulated or prohibited under any Law, including petroleum hydrocarbons and substances regulated under Proposition
65. The term "Law" shall mean any local, state, or federal regulation, statute, law, order, or ordinance.

Tenant/Company Name ____________________________________________________________

Address of Former/Current Facility:
________________________________________________________________________________
________________________________________________________________________________

Main Address of New Premises leased from Silicon Valley Properties, L.L.C.:
________________________________________________________________________________
________________________________________________________________________________
(This questionnaire should address all activities to be conducted at the New Premises including multiple buildings leased by Tenant within the same Project.)

Description of products manufactured and/or activities to be conducted on the
Property:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


The undersigned acknowledges that the information contained within this Hazardous Materials Questionnaire is true and correct to the best of his/her knowledge and belief. The undersigned further acknowledges that the Company has complied in all respects to the provisions of local, state and federal law and the Hazardous Materials Management Plan attached (if applicable) in connection with its storage, use, and disposal of hazardous materials and that is has disposed of hazardous materials only by (1) discharge of appropriately treated waste in accordance with a valid and enforceable waste discharge permit and (2) delivery of hazardous wastes to a properly licensed waste disposal agent.

By: ___________________________________     ____________________________________
   Signature of individual completing       Print Name and Title
   questionnaire

Date: _________________________________     Phone Number: ______________________


Address (if different from above): _____________________________________________

                                 SCHEDULE 2.1


       [TABLE FOR IDENTIFYING ON-SITE HAZARDOUS MATERIALS STORAGE AREAS]

                                 SCHEDULE 2.2

                     [TABLE FOR IDENTIFYING STORAGE TANKS]

                                  SCHEDULE 3

         [TABLE FOR IDENTIFYING DISCHARGES TO SEWERS OR WATER BODIES]

                                  SCHEDULE 4

                                 AIR EMISSIONS
                                 -------------


                    [TABLE FOR IDENTIFYING AIR EMISSIONS]

                                  SCHEDULE 5

              [TABLE FOR IDENTIFYING HAZARDOUS WASTE GENERATION]

                                ADDENDUM NO. 1

                                ADDENDUM NO. 1

     This ADDENDUM NO. 1 (this "Addendum") is made in connection with and is a part of that certain Lease, dated as of October 27, 1997, by and between SILICON VALLEY PROPERTIES, L.L.C., a Delaware limited liability company, as Landlord, and SYMPHONIX DEVICES, INC., as Tenant, (the "Lease").

     1.  Definitions and Conflict.  All capitalized terms referred to in this
         ------------------------
Addendum shall have the same meaning as provided in the Lease, except as expressly provided to the contrary in this Addendum. In case of any conflict between any term or provision of the Lease and any exhibits attached thereto and this Addendum, this Addendum shall control.

     2.  Letter of Credit Security Deposit.  Pursuant to the terms of the Lease,
         ---------------------------------
a Security Deposit of $299,216.48 is required from Tenant. In lieu of depositing cash for the full amount of the Security Deposit, Tenant shall have the right to deposit a letter of credit for up to $243,680.00 (with the balance of the Security Deposit in the form of cash). Said letter of credit shall be in the form of an irrevocable, unconditional and clean standby letter of credit and otherwise in the form set forth below (the "Letter of Credit"). The initial amount of the Security Deposit that may be in the form of the Letter of Credit (the "Maximum Letter of Credit Amount") is subject to reduction as provided in section 2.2 below. The term Security Deposit shall mean the cash portion of the Security Deposit and the Letter of Credit.

         2.1  Form of Letter of Credit.  The Letter of Credit shall be issued
              -------------------------
by Silicon Valley Bank or a national bank acceptable to Landlord in its reasonable discretion, with offices in the San Francisco Bay Area that will accept and pay on any draw on the Letter of Credit. The Letter of Credit shall be issued for a term of at least twelve (12) months (with a term during the last year of the Lease Term of at least one full month following the expiration of the Lease Term) and shall be in a form and with such content acceptable to Landlord in its sole and absolute discretion. Any Letter of Credit that Tenant delivers to Landlord in replacement of an existing Letter of Credit shall be in an amount equal to the replaced Letter of Credit (prior to any draws) so that the cash and Letter of Credit together equal the amount of the Security Deposit specified in the Lease under section M of the Summary of Basic Lease Terms (subject to reduction as provided in section 2.2 below). Any such replacement Letter of Credit shall be delivered to and received by Landlord no later than thirty (30) days prior to the expiration of the term of the Letter of Credit then in effect. If Tenant fails to deposit a replacement Letter of Credit or renew the expiring Letter of Credit, Landlord shall have the right to draw upon the expiring Letter of Credit for the full amount thereof and hold the same as Security Deposit; provided, however, that if Tenant provides a replacement Letter of Credit that meets the requirements of this section, Landlord shall promptly return to Tenant in cash that amount of the Letter of Credit that had been drawn upon by Landlord. The Letter of Credit shall expressly permit full and partial draws. If for any reason the Letter of Credit does not permit partial draws, then Landlord shall have the right to make a full draw on the Letter of Credit, notwithstanding that the full amount may not be required to cure any Event of Tenant's Default. The Letter of Credit shall designate Landlord as beneficiary and shall be transferable by beneficiary to any transferee, successor, and assign (including any lender of Landlord) at no cost or expense to beneficiary. The Letter of Credit shall provide that it may be drawn by Landlord (or its assignee) upon presentation by Landlord to the issuing bank (at its offices in the San Francisco Bay Area) of a sight draft(s), together with a written statement executed by a duly authorized officer, partner, member or manager of Landlord stating that (i) an Event of Tenant's Default under the Lease has occurred, (ii) Landlord has given Tenant written notice and opportunity to cure the Event of Tenant's Default in accordance with the Lease and such Event of Tenant's Default has not be cured by Tenant. The amount of the draw requested by Landlord shall be payable by the bank without further inquiry or any other documentation or further action required of the bank, Landlord, or Tenant. All costs and expenses to obtain the Letter of Credit and all renewals shall be borne by Tenant.

         If the Letter of Credit is drawn upon by Landlord, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to amount required under the Lease and this Addendum. Subject to the reduction in section 2.2 hereof, at all times the Security Deposit, whether in the form of cash and/or Letter of Credit, shall be in the amount specified in section M of the Summary of Basic

Lease Terms. The use, application or retention of the Letter of Credit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to use all or any part of the Letter of Credit or cash portion of the Security Deposit, and such use shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant shall not be entitled to any interest on the cash portion of the Security Deposit. The exercise of any rights of Landlord to the Security Deposit shall not constitute a waiver of nor relieve Tenant from any liability or obligation for any Event of Tenant's Default. If the Letter of Credit permits partial draws, Landlord shall only draw upon the Letter of Credit in the actual amount necessary to remedy a cure of said default, and not any excess. If Landlord draws upon the entire amount of the Letter of Credit, Tenant may deliver a replacement Letter of Credit to Landlord, instead of depositing cash with Landlord, equal to the original amount of the Letter of Credit (subject to reduction as provided in section 2.2 of this Addendum).

         2.2  Reduction after Time.  So long as Tenant has not committed any
              --------------------
Event of Tenant's Default under this Lease, then (i) the amount of the Maximum Letter of Credit Amount may be reduced twenty percent (20%) after each anniversary of the Commencement Date; provided that an Event of Tenant's Default or breach by Tenant of any provision of the Lease does not exist and no such event or breach occurred during the year immediately prior to the effective date of the reduction under this section. If Tenant is entitled to reduce the amount of the Letter of Credit pursuant to this paragraph and Tenant delivers to Landlord written notice of its request to so reduce the amount of the Letter of Credit, then Tenant may, not less than (10) days after Landlord's receipt of such notice, either obtain and deliver a new or amended Letter of Credit to replace or amend, as the case may be, the then existing Letter of Credit, in an amount required under this section.

         2.3  Return or Transfer of Letter of Credit.  Within thirty (30) days
              --------------------------------------
after the expiration or earlier termination of the Lease, Landlord shall promptly return the refundable portion of the Security Deposit, including the Letter of Credit, to Tenant. In the event of a transfer of the Premises, Building or Project by Landlord, Landlord or any subsequent transferor shall deliver the refundable portion of the Security Deposit, including both the cash portion and the Letter of Credit, to the successor landlord or transferee.

     3.  Extension Opportunity.  Subject to the provisions of this section 3 and
         ---------------------
its subsections, Tenant shall have the first opportunity to extend the initial Lease Term for one additional period of five (5) years commencing immediately following the expiration of the initial Lease Term (the "Extension Period"). As one of the conditions precedent for the Extension Period, Tenant must provide written notice of its desire to extend the Lease Term for the Extension Period, which notice must be received by Landlord no later than 180 days nor more than 240 days prior to the end of the initial Lease Term (the "Extension Notice"). All of the terms and provisions of the Lease will apply during the Extension Period, except that the Base Monthly Rent will be increased as hereinafter provided and any allowance, credit or payment by Landlord for any tenant or other improvements that may have been paid or granted or work done by Landlord in connection with the commencement of the Lease Term shall not apply.

         After receipt of Tenant's Extension Notice, Landlord within a reasonable period of time not to exceed 15 days shall notify Tenant of the Base Monthly Rent that would be applicable during the Extension Period ("Landlord's Renewal Terms"). Landlord's Renewal Terms shall be based on the projected fair market rent for the Premises as of the commencement date for the Extension Period but not less than the Base Monthly Rent payable during the last month of the initial Lease Term. Landlord shall base its determination of fair market rent based on the base monthly rent generally applicable to similar leases in like buildings for space of comparable size, age, quality of the Premises in the San Jose, California area within the boundaries of Highways 237, 880 and 101, determined as of the first day of the Extension Period by giving due consideration for the quality of the Premises and improvements therein, for a term comparable to the Extension Period at the time the commencement of the Extension Period is scheduled to commence, without any deduction for amortization or cost of Tenant improvements or commissions whether or not incurred by Landlord, and otherwise subject to the terms and conditions of this Lease that will be applicable during the Extension Period. In determining the fair market rent, Landlord shall not consider the initial Tenant Improvements s paid for by Tenant (i.e., the amount in excess of the Landlord's Allowance), and any Tenant Alterations made to the Premises by Tenant (which Tenant is required to remove at the expiration or earlier termination of the Lease.

          Tenant shall have a period of five (5) business days after receipt of Landlord Renewal Terms to provide written notice of acceptance or rejection of the Landlord's Renewal Terms. The failure of Tenant to provide such notice within said time or to provide a notice with different terms shall be deemed a rejection. Tenant acknowledges and agrees that any right to extend is expressly limited to the terms and provisions of this section 3 and its subsections, including, without limitation, the provisions regarding the change in Base Monthly Rent. No court, arbitrator, mediator, appraiser or other third party shall have the right to determine the terms and conditions for any extension or renewal, including, without limitation the increase in Base Monthly Rent or the then fair market rent for the Premises.

          3.1  Effect of Rejection.  If Tenant rejects or is deemed to have
               -------------------
rejected Landlord's Renewal Terms, then Tenant shall not have any right to renew or extend the Lease Term and Landlord may lease all or any part of the Premises to any other party on the same or different terms that proposed in Landlord's Renewal Terms. Tenant expressly acknowledges and agrees that Landlord shall not in any manner be restricted to offering the Premises on the same or similar terms as contained in Landlord's Renewal Terms.

          3.2  Effect of Acceptance.  If Tenant accepts the Landlord's Renewal
               --------------------
Terms as provided above the parties shall execute an amendment to this Lease within ten (10) days after Tenant's notice of acceptance.

          3.3  Right Personal.  The provisions of this section 3 and its
               --------------
subsections are personal to the original party signing this Lease as Tenant and any transferee under a Transfer permitted under Section 14.1F of the Lease, but shall not apply to any assignee or sublessee or any other party.

          3.4  No Defaults.  If an Event of Tenant's Default has occurred three
               -----------
(3) or more times during initial Lease Term (including any applicable Extension Period), or if there exists an Event of Tenant's Default under any term or provision of this Lease on the date of giving Tenant's Extension Notice, or if there exists an Event of Tenant's Default under any term or provision of this Lease on the date of the applicable Extension Period is to commence, the Extension Period at the option of Landlord in its sole and absolute discretion shall not commence and this Lease shall expire at the end of the initial Lease Term.

     4.   Surrender and Removal of Tenant Improvements. Notwithstanding anything
          --------------------------------------------
to the contrary in the Lease, Tenant shall not be required to remove the initial Tenant Improvements constructed by Landlord pursuant to Exhibit B to the Lease.
                                                        ---------
The removal by Tenant of any Tenant's Alterations shall be governed by Article 5 of the Lease. Tenant's obligations with respect to surrender of the Premises shall be fulfilled if Tenant surrenders possession of the Premises in the condition existing at the completion of construction of the initial Tenant Improvements as described on Exhibit B attached to this Lease, excepting
                             ---------
ordinary wear and tear, acts of God, casualties, condemnation, Hazardous Materials (other than those released, emitted or stored by Tenant or Tenant's Agents during the Lease Term in violation of applicable Hazardous Materials
Laws), Tenant's Alterations and initial Tenant Improvements (to the extent removal of Tenant's Alterations and initial Tenant Improvements are not required as provided in the Lease).

     5.   Notices of Event of Tenant's Default.  The cure periods set forth in
          ------------------------------------
the Lease for any default, breach, requirement for compliance or Event of Tenant's Default, including, without limitation, those cure or time periods for performance set forth in Sections 13.1, 15.4 and 15.6 of the Lease, shall not start to run until written notice of such event or matter has been delivered (or deemed delivered) to Tenant in accordance with the notice provision set forth in
Section 15.8 of this Lease or applicable Law. Any reference in the Lease to the term "default" used in the context of whether or not Tenant is in default, shall be deemed to refer to an Event of Tenant's

Default as defined in Article 13 of the Lease, so that Tenant is given the required notice and opportunity to cure as set forth therein.

     6.   Breach by Landlord.  In the event Landlord fails to perform any of its
          ------------------
obligations under the Lease within thirty (30) days after receipt of written notice from Tenant (or such longer period of time if such default cannot reasonably be cured within said thirty (30) day period, provided, Landlord commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion), except in the case of an emergency, in which event no cure period shall be permitted, Tenant may cure any default of Landlord, at Landlord's cost, and Landlord shall pay to Tenant the cost of such cure, plus interest at the Agreed Interest Rate, within thirty (30) days after demand by Tenant.

     7.   Subordination, Recognition and Attornment. As a condition precedent to
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this Lease for the benefit of Tenant, within 60 days after the Effective Date of the Lease, Landlord shall obtain from any holder of a Security Instrument a written agreement in a form reasonable acceptable to Tenant providing for the recognition of Tenant's rights, interests and options under the Lease in the event of a foreclosure or termination of the holder's Security Instrument (the "NDA"). Tenant shall execute reasonable documents subordinating its interest in the Lease in accordance with Section 15.4 provided any such Lender agrees to recognize all of Tenant's rights, interests and options under this Lease in writing. Tenant shall also attorn to a purchaser of the Premises at any foreclosure or private sale or to any grantee or transferee, in the event such party agrees to recognize Tenant's rights, interests and options under this Lease in writing. If Landlord does not obtain the NDA within said time period, Tenant shall have the right, as its sole and exclusive remedy, to elect upon written notice to Landlord within ten (10) days after the end of said time period to obtain the NDA, to terminate the Lease, in which case neither party shall have any liability to the other.

     8.   Utilities. Landlord represents and warrants to its best knowledge that
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the Premises are separately metered for electricity and gas; however, the electricity for the Premises also provides electricity for the exterior lighting of the Building, which Landlord is changing as provided in Exhibit B to the Lease.

     9.   Outdoor Patio. As outlined in Exhibit A to the Lease, there is a small
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outdoor patio area in the rear of the Premises (the "Outdoor Patio"). The
Outdoor Patio is not considered part of the Premises but Tenant agrees at its expense to maintain the Outdoor Patio during the Lease Term. Landlord shall have the right, after at least thirty (30) days prior written notice to Tenant, to elect to maintain the Outdoor Patio as part of the Common Area.

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